UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-09293

DAVIS VARIABLE ACCOUNT FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2011

Date of reporting period: December 31, 2011

____________________

ITEM 1. REPORT TO STOCKHOLDERS

DAVIS VARIABLE ACCOUNT FUND, INC.	Table of Contents

Management’s Discussion of Fund Performance:
Davis Value Portfolio	2
Davis Financial Portfolio	4
Davis Real Estate Portfolio	6

Fund Overview:
Davis Value Portfolio	8
Davis Financial Portfolio	10
Davis Real Estate Portfolio	11

Expense Example	13

Schedule of Investments:
Davis Value Portfolio	14
Davis Financial Portfolio	19
Davis Real Estate Portfolio	21

Statements of Assets and Liabilities	24

Statements of Operations	25

Statements of Changes in Net Assets	26

Notes to Financial Statements	28

Financial Highlights:
Davis Value Portfolio	36
Davis Financial Portfolio	37
Davis Real Estate Portfolio	38

Report of Independent Registered Public Accounting Firm	39

Fund Information	40

Directors and Officers	41

This Annual Report is authorized for use by existing shareholders.  Prospective shareholders must receive a current Davis Variable Account Fund, Inc. prospectus, which contains more information about investment strategies, risks, charges, and expenses.  Please read the prospectus carefully before investing or sending money.

Shares of the Davis Variable Account Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS VARIABLE ACCOUNT FUND, INC.	Management’s Discussion of Fund Performance
DAVIS VALUE PORTFOLIO

Performance Overview

Davis Value Portfolio delivered a negative return on net asset value of 4.18% for the year ended December 31, 2011. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 2.11%. While the Index increased little over the year, individual sectors1 within the Index increased by as much as 20% (utilities) or decreased by as much as 16% (financials). The sectors within the Index that turned in the strongest performance over the year were utilities, consumer staples, and health care. The sectors within the Index that turned in the weakest performance over the year were financials, materials, and industrials.

Factors Impacting the Portfolio’s Performance

Material companies were the most important detractor2 from both the Portfolio’s absolute performance and from its performance relative to the Index. The Portfolio’s material companies under-performed the corresponding sector within the Index (down 34% versus down 10% for the Index). Relative performance was also harmed by a higher relative average weighting (7% versus 4% for the Index) in this weaker performing sector. Sino-Forest3 and Sealed Air were among the most important detractors from performance. The Ontario Securities Commission issued a release on August 26, 2011 halting trading of Sino-Forest on the Toronto Stock Exchange, causing the security to be fair valued by the Portfolio. Davis Advisors’ portfolio managers continue to monitor and evaluate the situation. As of the date of this report, trading is still halted and the Portfolio continues to fair value this position.

The Portfolio had more invested in financial companies than in any other sector and they were an important detractor from  absolute performance. The Portfolio’s financial companies out-performed the corresponding sector within the Index (down 7% versus down 16% for the Index). Relative performance was harmed by a higher relative average weighting (29% versus 15% for the Index) in this weaker performing sector. American Express was among the most important contributors to performance. Bank of New York Mellon, Wells Fargo, and Julius Baer Group were among the most important detractors from performance.

Energy companies were also important detractors from both the Portfolio’s absolute and relative performance. The Portfolio’s energy companies significantly under-performed the corresponding sector within the Index (down 11% versus up 5% for the Index) and had a higher relative average weighting (15% versus 13% for the Index). Devon Energy, Canadian Natural Resources, and Transocean were among the most important detractors from performance.

Consumer staple companies made important contributions to both the Portfolio’s absolute and relative performance. The Portfolio’s consumer staple companies out-performed the corresponding sector within the Index (up 16% versus up 14% for the Index) and also benefited by having a higher relative average weighting (16% versus 11% for the Index) in this stronger performing sector. Costco Wholesale, CVS Caremark, Philip Morris International, and Diageo were among the most important contributors to performance.

The Portfolio had approximately 18% of its net assets invested in foreign companies at December 31, 2011. As a whole, those companies under-performed the domestic companies held by the Portfolio.

Davis Value Portfolio’s investment objective is long-term growth of capital.  There can be no assurance that the Portfolio will achieve its objective. Davis Value Portfolio’s principal risks are: stock market risk, manager risk, common stock risk, financial services risk, foreign country risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1     The companies included in the Standard & Poor’s 500® Index are divided into ten sectors.  One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Portfolio’s performance is a product both of its appreciation or depreciation and its weighting within the Portfolio.  For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies.  The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.  The Schedule of Investments lists the Portfolio’s holdings of each company discussed.

DAVIS VARIABLE ACCOUNT FUND, INC.	Management’s Discussion of Fund Performance
DAVIS VALUE PORTFOLIO - (CONTINUED)

Comparison of a $10,000 investment in Davis Value Portfolio versus the Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2001

Average Annual Total Return for periods ended December 31, 2011

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund’s Inception (07/01/99)	Gross Expense Ratio	Net Expense Ratio
Davis Value Portfolio	(4.18)%	(2.41)%	3.12%	2.53%	0.63%	0.63%
Standard & Poor’s 500® Index	2.11%	(0.25)%	2.92%	1.08%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Davis Value Portfolio contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Portfolio today.  The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.  Portfolio performance changes over time and current performance may be higher or lower than stated.  The operating expense ratio may vary in future years.  For more current information please call Davis Funds Investor Services at 1-800-279-0279.

Portfolio performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account.  If performance included the effect of these additional charges, the return would be lower.

DAVIS VARIABLE ACCOUNT FUND, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL PORTFOLIO

Performance Overview

Davis Financial Portfolio delivered a negative return on net asset value of 7.96% for the year ended December 31, 2011.  Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 2.11%. The Portfolio’s financial sector holdings out-performed the corresponding sector1 within the Index, but under-performed the Index as a whole. The Portfolio had a limited amount of assets invested in other sectors. Of the non-financial holdings, material and energy companies detracted2 from performance while industrial, consumer discretionary, and consumer staple companies contributed to performance.

Factors Impacting the Portfolio’s Performance

Insurance companies were the most important contributor to the Portfolio’s performance. The Portfolio’s insurance companies out-performed the corresponding industry group within the Index (up 2% versus down 8% for the Index). Transatlantic Holdings3 and Markel were important contributors to performance. China Life Insurance was among the most important detractors from performance. The Portfolio no longer owns China Life Insurance.

Banking companies were the most important detractor from the Portfolio’s performance. The Portfolio’s banking companies under-performed the corresponding industry group within the Index (down 31% versus down 11% for the Index). State Bank of India, ICICI Bank, and Wells Fargo were among the most important detractors from performance.

Diversified financial companies were also an important detractor from the Portfolio’s performance. The Portfolio’s diversified financial companies out-performed the corresponding industry group within the Index (down 5% versus down 27% for the Index). Oaktree, Visa, Cielo, Moody’s, and American Express were among the most important contributors to performance. Goldman Sachs, Bank of New York Mellon, Brookfield Asset Management, and Julius Baer Group were among the most important detractors from performance. The Portfolio no longer owns Moody’s.

Another important contributor to the Portfolio’s performance was Iron Mountain. Other important detractors from the Portfolio’s performance included Canadian Natural Resources and Sino-Forest. The Ontario Securities Commission issued a release on August 26, 2011 halting trading of Sino-Forest on the Toronto Stock Exchange, causing the security to be fair valued by the Portfolio. Davis Advisors’ portfolio managers continue to monitor and evaluate the situation. As of the date of this report, trading is still halted and the Portfolio continues to fair value this position. The Portfolio no longer owns Iron Mountain.

The Portfolio had approximately 19% of its net assets invested in foreign companies at December 31, 2011. As a whole, those companies under-performed the domestic companies held by the Portfolio.

Davis Financial Portfolio’s investment objective is long-term growth of capital.  There can be no assurance that the Portfolio will achieve its objective.  Davis Financial Portfolio’s principal risks are: stock market risk, manager risk, common stock risk, concentrated portfolio risk, financial services risk, focused portfolio risk, foreign country risk, under $10 billion market capitalization risk, interest rate sensitivity risk, credit risk, fees and expenses risk, and headline risk.  See the prospectus for a full description of each risk.

Davis Financial Portfolio concentrates its investments in the financial sector, and it may be subject to greater risks than a portfolio that does not concentrate its investments in a particular sector.  The Portfolio’s investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a portfolio that does not concentrate its portfolio.

1     The companies included in the Standard & Poor’s 500® Index are divided into ten sectors.  One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Portfolio’s performance is a product both of its appreciation or depreciation and its weighting within the Portfolio.  For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies.  The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.  The Schedule of Investments lists the Portfolio’s holdings of each company discussed.

DAVIS VARIABLE ACCOUNT FUND, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL PORTFOLIO - (CONTINUED)

Comparison of a $10,000 investment in Davis Financial Portfolio versus the Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2001

Average Annual Total Return for periods ended December 31, 2011

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund’s Inception (07/01/99)	Gross Expense Ratio	Net Expense Ratio
Davis Financial Portfolio	(7.96)%	(6.16)%	1.26%	1.70%	0.69%	0.69%
Standard & Poor’s 500® Index	2.11%	(0.25)%	2.92%	1.08%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Davis Financial Portfolio contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Portfolio today.  The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.  Portfolio performance changes over time and current performance may be higher or lower than stated.  The operating expense ratio may vary in future years.  For more current information please call Davis Funds Investor Services at 1-800-279-0279.

Portfolio performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account.  If performance included the effect of these additional charges, the return would be lower.

Davis Financial Portfolio received a favorable class action settlement from a company that it no longer owns.  This settlement had a material impact on the investment performance of the Portfolio in 2009.  This was a one-time event that is unlikely to be repeated.

DAVIS VARIABLE ACCOUNT FUND, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE PORTFOLIO

Performance Overview

Davis Real Estate Portfolio delivered a total return on net asset value of 8.89% for the year ended December 31, 2011. Over the same time period, the Wilshire U.S. Real Estate Securities Index (“Index”) returned 8.56%. Four of the eight sub-industries1 within the Index delivered positive returns. Residential REITs, retail REITs, and specialized REITs delivered the strongest performances while hotels, resorts & cruise lines, real estate operating companies, and industrial REITs delivered the weakest performances.

Factors Impacting the Portfolio’s Performance

Residential REITs were the most important contributor2 to both the Portfolio’s absolute performance and to its performance relative to the Index. The Portfolio’s residential REITs out-performed the corresponding sub-industry within the Index (up 25% versus up 15% for the Index). A lower relative average weighting (14% versus 18% for the Index) detracted from relative performance in this stronger performing sub-industry. American Campus3 and Essex Property were among the most important contributors to performance.

The Portfolio had more invested in office REITs than in any other sub-industry and they were an important contributor to absolute performance. The Portfolio’s office REITs out-performed the corresponding sub-industry within the Index (up 7% versus up 4% for the Index). The Portfolio’s relative performance was harmed by a higher relative average weighting (30% versus 17% for the Index) in this weaker performing sub-industry. Digital Realty, Coresite Realty, DuPont Fabros Technology, and Douglas Emmett were among the most important contributors to performance. Corporate Office Properties, Brandywine Realty, and Alexandria Real Estate were among the most important detractors from performance. The Portfolio no longer owns Douglas Emmett.

Industrial REITs made important contributions to both the Portfolio’s absolute and relative performance. The Portfolio’s industrial REITs substantially out-performed the corresponding sub-industry within the Index (up 7% versus down 7% for the Index). The Portfolio also had a higher relative average weighting (7% versus 5% for the Index).

Real estate operating companies were the most important detractor from both the Portfolio’s absolute and relative performance. The Portfolio’s real estate operating companies under-performed the corresponding sub-industry within the Index (down 29% versus down 16% for the Index). Relative performance was also harmed by a higher relative average weighting (5% versus 2% for the Index) in this poorly performing sub-industry. Forest City Enterprises was the most important detractor from performance.

Another important contributor to the Portfolio’s performance was Simon Property. Other important detractors from the Portfolio’s performance included LaSalle Hotel Properties and Crown Castle International. The Portfolio no longer owns LaSalle Hotel Properties or Crown Castle International.

Davis Real Estate Portfolio’s investment objective is total return through a combination of growth and income.  There can be no assurance that the Portfolio will achieve its objective.  Davis Real Estate Portfolio’s principal risks are: stock market risk, manager risk, common stock risk, concentrated portfolio risk, real estate portfolio risk, focused portfolio risk, under $10 billion market capitalization risk, foreign country risk, variable current income risk, headline risk, and fees and expenses risk.  See the prospectus for a full description of each risk.

Davis Real Estate Portfolio concentrates its investments in the real estate sector, and it may be subject to greater risks than a portfolio that does not concentrate its investments in a particular sector.  The Portfolio’s investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a portfolio that does not concentrate its portfolio.

Davis Real Estate Portfolio is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified portfolio that is not allowed to focus its investments in a few companies.  Should the portfolio manager determine that it is prudent to focus the Portfolio’s portfolio in a few companies, the Portfolio’s investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

1 The companies included in the Wilshire U.S. Real Estate Securities Index are divided into eight sub-industries.

2     A company’s or sector’s contribution to or detraction from the Portfolio’s performance is a product both of its appreciation or depreciation and its weighting within the Portfolio.  For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies.  The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.  The Schedule of Investments lists the Portfolio’s holdings of each company discussed.

DAVIS VARIABLE ACCOUNT FUND, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE PORTFOLIO - (CONTINUED)

Comparison of a $10,000 investment in Davis Real Estate Portfolio versus the Standard & Poor’s 500® Index and the Wilshire U.S. Real Estate Securities Index over 10 years for an investment made on December 31, 2001

Average Annual Total Return for periods ended December 31, 2011

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Fund’s Inception (07/01/99)	Gross Expense Ratio	Net Expense Ratio
Davis Real Estate Portfolio	8.89%	(5.08)%	8.51%	8.03%	0.81%	0.81%
Standard & Poor’s 500® Index	2.11%	(0.25)%	2.92%	1.08%
Wilshire U.S. Real Estate Securities Index	8.56%	(2.15)%	10.15%	10.39%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses.  Investments cannot be made directly in the Index.

The performance data for Davis Real Estate Portfolio contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Portfolio today.  The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.  Portfolio performance changes over time and current performance may be higher or lower than stated.  The operating expense ratio may vary in future years.  For more current information please call Davis Funds Investor Services at 1-800-279-0279.

Portfolio performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account.  If performance included the effect of these additional charges, the return would be lower.

DAVIS VARIABLE ACCOUNT FUND, INC.	Fund Overview
DAVIS VALUE PORTFOLIO	December 31, 2011

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/11 Net Assets)		(% of 12/31/11 Long-Term Portfolio)

			Fund	S&P 500®
Common Stock (U.S.)	74.20%	Diversified Financials	15.48%	5.25%
Common Stock (Foreign)	18.12%	Energy	12.61%	12.30%
Convertible Bonds (Foreign)	0.06%	Food & Staples Retailing	11.18%	2.41%
Preferred Stock (Foreign)	0.02%	Insurance	10.87%	3.58%
Short-Term Investments	9.16%	Health Care	9.89%	11.85%
Other Assets & Liabilities	(1.56)%	Information Technology	7.47%	19.00%
	100.00%	Food, Beverage & Tobacco	6.43%	6.61%
		Materials	5.88%	3.50%
		Banks	5.65%	2.73%
		Retailing	4.93%	3.73%
		Transportation	2.63%	1.97%
		Other	2.35%	15.24%
		Commercial & Professional Services	1.79%	0.54%
		Media	1.67%	3.11%
		Capital Goods	1.17%	8.18%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/11 Net Assets)

CVS Caremark Corp.	Food & Staples Retailing	5.23%
Wells Fargo & Co.	Commercial Banks	5.22%
American Express Co.	Consumer Finance	5.19%
Costco Wholesale Corp.	Food & Staples Retailing	5.10%
Bank of New York Mellon Corp.	Capital Markets	4.11%
EOG Resources, Inc.	Energy	3.56%
Google Inc., Class A	Software & Services	3.00%
Canadian Natural Resources Ltd.	Energy	2.93%
Merck & Co., Inc.	Pharmaceuticals, Biotechnology & Life Sciences	2.78%
Loews Corp.	Multi-line Insurance	2.63%

DAVIS VARIABLE ACCOUNT FUND, INC.	Fund Overview
DAVIS VALUE PORTFOLIO - (CONTINUED)	December 31, 2011

New Positions Added (01/01/11-12/31/11)
(Highlighted positions are those greater than 0.40% of the Fund’s 12/31/11 total net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/11 Net Assets
ACE Ltd.	Property & Casualty Insurance	02/16/11	0.65%
CME Group Inc.	Diversified Financial Services	11/18/11	0.17%
Compagnie Financiere Richemont S.A.,
Bearer Shares, Unit A	Consumer Durables & Apparel	12/05/11	0.13%
Ecolab Inc.	Materials	07/27/11	0.48%
Everest Re Group, Ltd.	Reinsurance	03/15/11	0.14%
Expedia, Inc.	Retailing	03/07/11	0.30%
Intel Corp.	Semiconductors & Semiconductor
	Equipment	05/10/11	0.29%
Li & Fung Ltd.	Retailing	08/05/11	0.29%
Netflix Inc.	Retailing	10/26/11	0.35%
Oracle Corp.	Software & Services	12/21/11	0.20%
PACCAR Inc.	Capital Goods	10/27/11	0.33%
Walt Disney Co.	Media	03/15/11	1.32%

Positions Closed (01/01/11-12/31/11)
(Gains greater than $1,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain
D&B Corp.	Commercial & Professional Services	09/14/11	$2,709,419
GAM Holding Ltd.	Capital Markets	07/26/11	1,140,540
Hershey Co.	Food, Beverage & Tobacco	02/02/11	175,510
Level 3 Communications, Inc., Conv.
Sr. Notes, 15.00%, 01/15/13	Telecommunication Services	05/27/11	183,973
Liberty Media Corp. - Liberty Starz,
Series A	Media	10/12/11	310,390
Mead Johnson Nutrition Co.	Food, Beverage & Tobacco	02/08/11	634,628
Moody's Corp.	Diversified Financial Services	02/04/11	1,139,629
PortX Operacoes Portuarias S.A.	Transportation	08/15/11	33,150
Procter & Gamble Co.	Household & Personal Products	07/21/11	666,763
Tyco International Ltd.	Capital Goods	06/09/11	1,135,407
Vulcan Materials Co.	Materials	06/30/11	41,899

DAVIS VARIABLE ACCOUNT FUND, INC.	Fund Overview
DAVIS FINANCIAL PORTFOLIO	December 31, 2011

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/11 Net Assets)		(% of 12/31/11 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	72.21%	Diversified Financials	40.33%	5.25%
Common Stock (Foreign)	19.33%	Insurance	36.48%	3.58%
Short-Term Investments	7.92%	Banks	15.65%	2.73%
Other Assets & Liabilities	0.54%	Food & Staples Retailing	3.04%	2.41%
	100.00%	Energy	2.54%	12.30%
		Retailing	1.72%	3.73%
		Materials	0.24%	3.50%
		Information Technology	–	19.00%
		Health Care	–	11.85%
		Capital Goods	–	8.18%
		Other	–	27.47%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/11 Net Assets)

Transatlantic Holdings, Inc.	Reinsurance	11.67%
American Express Co.	Consumer Finance	9.71%
Wells Fargo & Co.	Commercial Banks	8.04%
Loews Corp.	Multi-line Insurance	6.03%
Markel Corp.	Property & Casualty Insurance	5.93%
Julius Baer Group Ltd.	Capital Markets	5.55%
Bank of New York Mellon Corp.	Capital Markets	5.14%
State Bank of India Ltd., GDR	Commercial Banks	4.75%
Progressive Corp.	Property & Casualty Insurance	4.44%
Brookfield Asset Management Inc., Class A	Capital Markets	3.98%

New Positions Added (01/01/11-12/31/11)
(Highlighted positions are those greater than 1.80% of the Fund’s 12/31/11 total net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/11 Net Assets
Alleghany Corp.	Property & Casualty Insurance	11/21/11	1.86%
Bed Bath & Beyond Inc.	Retailing	03/17/11	1.57%
CVS Caremark Corp.	Food & Staples Retailing	05/05/11	2.78%
Iron Mountain Inc.	Commercial & Professional Services	02/04/11	–
Sino-Forest Corp.	Materials	06/06/11	0.23%

Positions Closed (01/01/11-12/31/11)
(Gains and losses greater than $1,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain(Loss)
ACE Ltd.	Property & Casualty Insurance	10/04/11	$313,555
China Life Insurance Co., Ltd., ADR	Life & Health Insurance	08/11/11	1,369,665
D&B Corp.	Commercial & Professional Services	06/01/11	1,606,447
GAM Holding Ltd.	Capital Markets	08/10/11	721,779
Iron Mountain Inc.	Commercial & Professional Services	12/29/11	377,616
Moody's Corp.	Diversified Financial Services	03/17/11	770,662
SKBHC Holdings LLC	Commercial Banks	07/20/11	(213,085)

DAVIS VARIABLE ACCOUNT FUND, INC.	Fund Overview
DAVIS REAL ESTATE PORTFOLIO	December 31, 2011

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/11 Net Assets)		(% of 12/31/11 Long-Term Portfolio)

				Wilshire U.S. Real Estate Securities Index
Common Stock	86.90%
Preferred Stock	6.20%		Fund
Convertible Bonds	3.16%	Office REITs	34.05%	16.15%
Short-Term Investments	3.54%	Specialized REITs	18.57%	27.26%
Other Assets & Liabilities	0.20%	Retail REITs	16.19%	24.14%
	100.00%	Residential REITs	15.30%	19.17%
		Industrial REITs	7.83%	4.90%
		Real Estate Operating Companies	5.47%	1.59%
		Diversified REITs	2.59%	6.35%
		Hotels, Resorts & Cruise Lines	–	0.44%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/11 Net Assets)

Alexandria Real Estate Equities, Inc.	Office REITs	5.58%
Simon Property Group, Inc.	Retail REITs	5.55%
Forest City Enterprises, Inc., Class A	Real Estate Operating Companies	4.89%
Digital Realty Trust, Inc.	Office REITs	4.71%
Ventas, Inc.	Specialized REITs	4.11%
Plum Creek Timber Co., Inc.	Specialized REITs	3.30%
Alexandria Real Estate Equities, Inc., 7.00%, Series D, Conv. Pfd.	Office REITs	3.25%
Public Storage	Specialized REITs	3.23%
EastGroup Properties, Inc.	Industrial REITs	3.13%
American Campus Communities, Inc.	Residential REITs	3.06%

DAVIS VARIABLE ACCOUNT FUND, INC.	Fund Overview
DAVIS REAL ESTATE PORTFOLIO - (CONTINUED)	December 31, 2011

New Positions Added (01/01/11-12/31/11)
(Highlighted positions are those greater than 2.60% of the Fund’s 12/31/11 total net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/11 Net Assets
AvalonBay Communities, Inc.	Residential REITs	08/03/11	2.61%
BioMed Realty Trust, Inc.	Office REITs	04/07/11	2.40%
Brandywine Realty Trust	Office REITs	01/21/11	2.86%
CBL & Associates Properties, Inc.	Retail REITs	05/25/11	1.43%
CubeSmart	Specialized REITs	04/14/11	0.96%
DDR Corp.	Retail REITs	09/02/11	2.03%
Education Realty Trust, Inc.	Residential REITs	05/19/11	1.63%
Equity Residential	Residential REITs	03/23/11	2.55%
HCP, Inc.	Specialized REITs	08/03/11	2.09%
Host Hotels & Resorts Inc.	Specialized REITs	09/22/11	–
Kimco Realty Corp.	Retail REITs	11/02/11	2.04%
Macerich Co.	Retail REITs	08/31/11	2.77%
Plum Creek Timber Co., Inc.	Specialized REITs	02/01/11	3.30%
Post Properties, Inc.	Residential REITs	04/19/11	2.48%
Prologis, Inc.	Industrial REITs	09/23/11	0.52%
Public Storage	Specialized REITs	03/25/11	3.23%
Rayonier Inc.	Specialized REITs	09/02/11	2.22%
SL Green Realty Corp.	Office REITs	09/02/11	1.47%

Positions Closed (01/01/11-12/31/11)
(Gains and losses greater than $200,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Alexander & Baldwin, Inc.	Transportation	04/01/11	$100,562
American Tower Corp., Class A	Telecommunication Services	10/07/11	146,348
Brookdale Senior Living Inc.	Real Estate Operating Companies	08/03/11	90,712
CB Richard Ellis Group, Inc., Class A	Real Estate Services	08/09/11	17,535
Cogdell Spencer, Inc.	Specialized REITs	09/27/11	(653,516)
Crown Castle International Corp.	Telecommunication Services	03/21/11	(211)
Douglas Emmett, Inc.	Office REITs	07/20/11	391,036
Highwoods Properties, Inc.	Office REITs	01/28/11	26,654
Host Hotels & Resorts Inc.	Specialized REITs	10/14/11	32,654
LaSalle Hotel Properties	Specialized REITs	08/09/11	(28,226)
Regency Centers Corp.	Retail REITs	11/30/11	177,320
SBA Communications Corp., Class A	Telecommunication Services	03/16/11	111,172
SL Green Realty Corp., 7.625%, Series C, Pfd.	Office REITs	01/27/11	281,573
Taubman Centers, Inc.	Retail REITs	05/25/11	245,200
Toll Brothers, Inc.	Homebuilding	10/18/11	112,839
UDR, Inc.	Residential REITs	08/09/11	76,116

DAVIS VARIABLE ACCOUNT FUND, INC.	Expense Example

Example

As a shareholder of each Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each Fund is for the six-month period ended December 31, 2011. Please note that the Expense Example is general and does not reflect charges imposed by your insurance company’s separate account or account specific costs, which may increase your total costs of investing in the Fund. If these charges or account specific costs were included in the Expense Example, the expenses would have been higher.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/11)	(12/31/11)	(07/01/11-12/31/11)

Davis Value Portfolio
(annualized expense ratio 0.63%**)
Actual	$1,000.00	$934.83	$3.07
Hypothetical	$1,000.00	$1,022.03	$3.21

Davis Financial Portfolio
(annualized expense ratio 0.71%**)
Actual	$1,000.00	$906.41	$3.41
Hypothetical	$1,000.00	$1,021.63	$3.62

Davis Real Estate Portfolio
(annualized expense ratio 0.86%**)
Actual	$1,000.00	$988.72	$4.31
Hypothetical	$1,000.00	$1,020.87	$4.38

Hypothetical assumes 5% annual return before expenses.
*Expenses are equal to the Fund's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

DAVIS VARIABLE ACCOUNT FUND, INC.	Schedule of Investments
DAVIS VALUE PORTFOLIO	December 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (92.32%)
CONSUMER DISCRETIONARY – (6.96%)
Automobiles & Components – (0.55%)
Harley-Davidson, Inc.	49,880	$1,938,836
Consumer Durables & Apparel – (0.31%)
Compagnie Financiere Richemont S.A., Bearer Shares, Unit A (Switzerland)	8,900	450,164
Hunter Douglas NV (Netherlands)	16,499	619,688
		1,069,852
Media – (1.54%)
Grupo Televisa S.A., ADR (Mexico)	36,600	770,796
Walt Disney Co.	124,140	4,655,250
		5,426,046
Retailing – (4.56%)
Bed Bath & Beyond Inc. *	146,105	8,470,437
CarMax, Inc. *	57,240	1,744,675
Expedia, Inc.	36,945	1,071,590
Li & Fung Ltd. (Hong Kong)	553,000	1,022,466
Liberty Interactive Corp., Series A *	96,334	1,562,056
Netflix Inc. *	17,540	1,215,434
TripAdvisor Inc. *	36,945	931,568
		16,018,226
	Total Consumer Discretionary	24,452,960
CONSUMER STAPLES – (16.43%)
Food & Staples Retailing – (10.33%)
Costco Wholesale Corp.	215,000	17,912,725
CVS Caremark Corp.	450,678	18,378,649
		36,291,374
Food, Beverage & Tobacco – (5.95%)
Coca-Cola Co.	68,030	4,760,059
Diageo PLC, ADR (United Kingdom)	59,323	5,186,017
Heineken Holding NV (Netherlands)	91,221	3,733,146
Kraft Foods Inc., Class A	73,220	2,735,499
Nestle S.A. (Switzerland)	5,130	294,922
Philip Morris International Inc.	39,390	3,091,327
Unilever NV, NY Shares (Netherlands)	31,770	1,091,935
		20,892,905
Household & Personal Products – (0.15%)
Natura Cosmeticos S.A. (Brazil)	27,500	534,593
	Total Consumer Staples	57,718,872
ENERGY – (11.65%)
Canadian Natural Resources Ltd. (Canada)	275,850	10,308,514
China Coal Energy Co., Ltd. - H (China)	1,780,900	1,921,554
Devon Energy Corp.	53,730	3,331,260
EOG Resources, Inc.	126,950	12,505,844
Occidental Petroleum Corp.	91,630	8,585,731
OGX Petroleo e Gas Participacoes S.A. (Brazil)*	258,100	1,884,639
Schlumberger Ltd.	9,080	620,255

DAVIS VARIABLE ACCOUNT FUND, INC.	Schedule of Investments
DAVIS VALUE PORTFOLIO - (CONTINUED)	December 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
ENERGY – (CONTINUED)
Transocean Ltd.	46,104	$1,769,933
	Total Energy	40,927,730
FINANCIALS – (30.57%)
Banks – (5.22%)
Commercial Banks – (5.22%)
Wells Fargo & Co.	666,094	18,357,551
Diversified Financials – (14.31%)
Capital Markets – (8.32%)
Ameriprise Financial, Inc.	37,060	1,839,659
Bank of New York Mellon Corp.	725,000	14,434,750
Brookfield Asset Management Inc., Class A (Canada)	99,000	2,720,520
Charles Schwab Corp.	127,770	1,438,690
Goldman Sachs Group, Inc.	13,610	1,230,752
Julius Baer Group Ltd. (Switzerland)	193,360	7,563,128
		29,227,499
Consumer Finance – (5.19%)
American Express Co.	386,619	18,236,819
Diversified Financial Services – (0.80%)
CME Group Inc.	2,520	614,200
JPMorgan Chase & Co.	16,718	555,873
Visa Inc., Class A	16,100	1,634,633
		2,804,706
		50,269,024
Insurance – (10.04%)
Insurance Brokers – (0.15%)
Aon Corp.	11,020	515,736
Multi-line Insurance – (3.45%)
Fairfax Financial Holdings Ltd. (Canada)	4,230	1,816,827
Fairfax Financial Holdings Ltd., 144A (Canada)(a)(b)	2,490	1,068,128
Loews Corp.	245,480	9,242,322
		12,127,277
Property & Casualty Insurance – (4.99%)
ACE Ltd.	32,810	2,300,637
Berkshire Hathaway Inc., Class A *	62	7,114,810
Markel Corp. *	1,190	493,457
Progressive Corp.	391,840	7,644,799
		17,553,703
Reinsurance – (1.45%)
Everest Re Group, Ltd.	5,740	482,676
Transatlantic Holdings, Inc.	84,007	4,597,703
		5,080,379
		35,277,095
Real Estate – (1.00%)
Hang Lung Group Ltd. (Hong Kong)	643,000	3,502,034
	Total Financials	107,405,704
HEALTH CARE – (9.14%)
Health Care Equipment & Services – (2.45%)
Baxter International Inc.	21,861	1,081,682
Becton, Dickinson and Co.	19,200	1,434,624

DAVIS VARIABLE ACCOUNT FUND, INC.	Schedule of Investments
DAVIS VALUE PORTFOLIO - (CONTINUED)	December 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (CONTINUED)
Health Care Equipment & Services – (Continued)
Express Scripts, Inc. *	136,660	$6,108,019
		8,624,325

Pharmaceuticals, Biotechnology & Life Sciences – (6.69%)
Agilent Technologies, Inc. *	30,970	1,081,782
Johnson & Johnson	125,410	8,224,388
Merck & Co., Inc.	258,655	9,751,293
Pfizer Inc.	49,050	1,061,442
Roche Holding AG - Genusschein (Switzerland)	19,900	3,372,810
		23,491,715
	Total Health Care	32,116,040
INDUSTRIALS – (5.16%)
Capital Goods – (1.08%)
Lockheed Martin Corp.	32,420	2,622,778
PACCAR Inc.	31,270	1,171,843
		3,794,621
Commercial & Professional Services – (1.65%)
Iron Mountain Inc.	188,327	5,800,472
Transportation – (2.43%)
China Merchants Holdings International Co., Ltd. (China)	1,623,905	4,704,486
China Shipping Development Co., Ltd. - H (China)	1,129,000	705,025
Kuehne & Nagel International AG (Switzerland)	26,933	3,025,052
LLX Logistica S.A. (Brazil)*	56,270	101,665
		8,536,228
	Total Industrials	18,131,321
INFORMATION TECHNOLOGY – (6.90%)
Semiconductors & Semiconductor Equipment – (1.61%)
Intel Corp.	41,880	1,015,799
Texas Instruments Inc.	159,460	4,641,881
		5,657,680
Software & Services – (4.58%)
Activision Blizzard, Inc.	169,300	2,083,237
Google Inc., Class A *	16,310	10,534,384
Microsoft Corp.	106,700	2,770,465
Oracle Corp.	27,300	699,836
		16,087,922
Technology Hardware & Equipment – (0.71%)
Hewlett-Packard Co.	97,231	2,504,670
	Total Information Technology	24,250,272
MATERIALS – (5.35%)
Air Products and Chemicals, Inc.	22,120	1,884,403
BHP Billiton PLC (United Kingdom)	74,430	2,170,198
Ecolab Inc.	29,300	1,693,833
Martin Marietta Materials, Inc.	16,650	1,255,577
Monsanto Co.	61,700	4,323,319
Potash Corp. of Saskatchewan Inc. (Canada)	56,562	2,334,879
Praxair, Inc.	12,870	1,375,803
Rio Tinto PLC (United Kingdom)	40,505	1,965,758

DAVIS VARIABLE ACCOUNT FUND, INC.	Schedule of Investments
DAVIS VALUE PORTFOLIO - (CONTINUED)	December 31, 2011

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS – (CONTINUED)
Sealed Air Corp.	92,975	$1,600,100
Sino-Forest Corp. (Canada)*	293,550	202,550
Sino-Forest Corp., Restricted (Canada)*(b)	8,900	6,141
	Total Materials	18,812,561
TELECOMMUNICATION SERVICES – (0.16%)
America Movil SAB de C.V., Series L, ADR (Mexico)	25,680	580,368
	Total Telecommunication Services	580,368
	TOTAL COMMON STOCK – (Identified cost $224,445,326)	324,395,828
PREFERRED STOCK – (0.02%)
MATERIALS – (0.02%)
MMX Mineracao e Metalicos S.A. (Brazil)*	58,570	89,492
	TOTAL PREFERRED STOCK – (Identified cost $89,921)	89,492
CONVERTIBLE BONDS – (0.06%)
MATERIALS – (0.06%)
Sino-Forest Corp., Conv. Sr. Notes, 5.00%, 08/01/13 (Canada) (b)	$736,000	202,400
	TOTAL CONVERTIBLE BONDS – (Identified cost $736,000)	202,400
SHORT-TERM INVESTMENTS – (9.16%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.04%, 01/03/12, dated 12/30/11, repurchase value of $8,002,036 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-5.50%, 01/01/27-12/01/41, total market value $8,162,040)	8,002,000	8,002,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.05%, 01/03/12, dated 12/30/11, repurchase value of $24,173,134 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.665%-7.00%, 06/30/13-08/01/41, total market value $24,656,460)	24,173,000	24,173,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $32,175,000)	32,175,000
Total Investments – (101.56%) – (Identified cost $257,446,247) – (c)		356,862,720
Liabilities Less Other Assets – (1.56%)		(5,494,185)
	Net Assets – (100.00%)	$351,368,535

ADR: American Depositary Receipt

*	Non-Income producing security.

DAVIS VARIABLE ACCOUNT FUND, INC.	Schedule of Investments
DAVIS VALUE PORTFOLIO - (CONTINUED)	December 31, 2011

(a)
This security is subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations.  This security amounted to $1,068,128 or 0.30% of the Fund's net assets as of December 31, 2011.

(b)	Restricted Security – See Note 7 of the Notes to Financial Statements.
(c)	Aggregate cost for federal income tax purposes is $259,112,199. At December 31, 2011 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$111,144,027
	Unrealized depreciation	(13,393,506)
	Net unrealized appreciation	$97,750,521

See Notes to Financial Statements

DAVIS VARIABLE ACCOUNT FUND, INC.	Schedule of Investments
DAVIS FINANCIAL PORTFOLIO	December 31, 2011

	Shares/Units	Value (Note 1)
COMMON STOCK – (91.54%)
CONSUMER DISCRETIONARY – (1.57%)
Retailing – (1.57%)
Bed Bath & Beyond Inc. *	16,500	$956,588
	Total Consumer Discretionary	956,588
CONSUMER STAPLES – (2.78%)
Food & Staples Retailing – (2.78%)
CVS Caremark Corp.	41,500	1,692,370
	Total Consumer Staples	1,692,370
ENERGY – (2.32%)
Canadian Natural Resources Ltd. (Canada)	37,790	1,412,212
	Total Energy	1,412,212
FINANCIALS – (84.64%)
Banks – (14.33%)
Commercial Banks – (14.33%)
Banco Santander Brasil S.A., ADS (Brazil)	20,000	162,800
ICICI Bank Ltd., ADR (India)	15,750	416,272
State Bank of India Ltd., GDR (India)	45,148	2,889,472
U.S. Bancorp	13,150	355,708
Wells Fargo & Co.	177,500	4,891,900
		8,716,152
Diversified Financials – (36.92%)
Capital Markets – (19.51%)
Ameriprise Financial, Inc.	17,740	880,614
Bank of New York Mellon Corp.	157,020	3,126,268
Brookfield Asset Management Inc., Class A (Canada)	88,200	2,423,736
Charles Schwab Corp.	16,000	180,160
Goldman Sachs Group, Inc.	17,490	1,581,621
Julius Baer Group Ltd. (Switzerland)	86,380	3,378,687
T. Rowe Price Group Inc.	5,260	299,452
		11,870,538
Consumer Finance – (10.08%)
American Express Co.	125,180	5,904,741
First Marblehead Corp. *	194,994	228,143
		6,132,884
Diversified Financial Services – (7.33%)
Bank of America Corp.	14,486	80,542
Cielo S.A. (Brazil)	25,500	658,946
Oaktree Capital Group LLC, Class A (a)	28,700	1,291,500
RHJ International (Belgium)*	62,000	281,655
Visa Inc., Class A	21,100	2,142,283
		4,454,926
		22,458,348
Insurance – (33.39%)
Multi-line Insurance – (6.03%)
Loews Corp.	97,380	3,666,357
Property & Casualty Insurance – (12.23%)
Alleghany Corp. *	3,980	1,135,454
Markel Corp. *	8,695	3,605,556

DAVIS VARIABLE ACCOUNT FUND, INC.	Schedule of Investments
DAVIS FINANCIAL PORTFOLIO - (CONTINUED)	December 31, 2011

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
Property & Casualty Insurance – (Continued)
Progressive Corp.	138,440	$2,700,964
		7,441,974
Reinsurance – (15.13%)
Everest Re Group, Ltd.	25,040	2,105,614
Transatlantic Holdings, Inc.	129,767	7,102,148
		9,207,762
		20,316,093
	Total Financials	51,490,593
MATERIALS – (0.23%)
Sino-Forest Corp. (Canada)*	198,000	136,620
	Total Materials	136,620
TOTAL COMMON STOCK – (Identified cost $49,936,129)		55,688,383
SHORT-TERM INVESTMENTS – (7.92%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.04%, 01/03/12, dated 12/30/11, repurchase value of $1,198,005 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-5.50%, 01/01/27-12/01/41, total market value $1,221,960)	$1,198,000	1,198,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.05%, 01/03/12, dated 12/30/11, repurchase value of $3,619,020 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.665%-7.00%, 06/30/13-08/01/41, total market value $3,691,380)	3,619,000	3,619,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $4,817,000)		4,817,000
Total Investments – (99.46%) – (Identified cost $54,753,129) – (b)		60,505,383
Other Assets Less Liabilities – (0.54%)		328,490
	Net Assets – (100.00%)	$60,833,873

ADR: American Depositary Receipt
ADS: American Depositary Share
GDR: Global Depositary Receipt

*	Non-Income producing security.
(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.
(b)	Aggregate cost for federal income tax purposes is $54,873,919. At December 31, 2011 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$13,615,927
	Unrealized depreciation	(7,984,463)
	Net unrealized appreciation	$5,631,464

See Notes to Financial Statements

DAVIS VARIABLE ACCOUNT FUND, INC.	Schedule of Investments
DAVIS REAL ESTATE PORTFOLIO	December 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (86.90%)
FINANCIALS – (86.90%)
Real Estate – (86.90%)
Real Estate Investment Trusts (REITs) – (82.01%)
Diversified REITs – (2.49%)
Vornado Realty Trust	7,840	$602,583
Industrial REITs – (6.35%)
DCT Industrial Trust Inc.	128,000	655,360
EastGroup Properties, Inc.	17,440	758,291
Prologis, Inc.	4,400	125,796
		1,539,447
Office REITs – (25.78%)
Alexandria Real Estate Equities, Inc.	19,600	1,351,812
BioMed Realty Trust, Inc.	32,170	581,634
Boston Properties, Inc.	6,810	678,276
Brandywine Realty Trust	72,950	693,025
Coresite Realty Corp.	39,846	710,056
Corporate Office Properties Trust	15,850	336,971
Digital Realty Trust, Inc.	17,100	1,140,057
DuPont Fabros Technology Inc.	16,420	397,692
SL Green Realty Corp.	5,350	356,524
		6,246,047
Residential REITs – (14.73%)
American Campus Communities, Inc.	17,650	740,594
AvalonBay Communities, Inc.	4,840	632,104
Education Realty Trust, Inc.	38,600	394,878
Equity Residential	10,850	618,776
Essex Property Trust, Inc.	4,130	580,306
Post Properties, Inc.	13,740	600,713
		3,567,371
Retail REITs – (14.78%)
CBL & Associates Properties, Inc.	22,130	347,441
DDR Corp.	40,500	492,885
Federal Realty Investment Trust	2,540	230,505
Kimco Realty Corp.	30,380	493,371
Macerich Co.	13,260	670,956
Simon Property Group, Inc.	10,432	1,345,102
		3,580,260
Specialized REITs – (17.88%)
CubeSmart	21,790	231,846
Entertainment Properties Trust	10,900	476,439
HCP, Inc.	12,250	507,517
Plum Creek Timber Co., Inc.	21,870	799,567
Public Storage	5,820	782,557
Rayonier Inc.	12,030	536,899
Ventas, Inc.	18,060	995,648
		4,330,473
		19,866,181

DAVIS VARIABLE ACCOUNT FUND, INC.	Schedule of Investments
DAVIS REAL ESTATE PORTFOLIO - (CONTINUED)	December 31, 2011

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Real Estate – (Continued)
Real Estate Management & Development – (4.89%)
Real Estate Operating Companies – (4.89%)
Forest City Enterprises, Inc., Class A *	100,250	$1,184,955
	Total Financials	21,051,136
TOTAL COMMON STOCK – (Identified cost $18,961,127)		21,051,136
PREFERRED STOCK – (6.20%)
FINANCIALS – (6.20%)
Real Estate – (6.20%)
Real Estate Investment Trusts (REITs) – (6.20%)
Industrial REITs – (1.18%)
Prologis, Inc., 6.75%, Series M	11,900	287,087
Office REITs – (4.21%)
Alexandria Real Estate Equities, Inc., 7.00%, Series D, Conv. Pfd.	33,272	788,130
Digital Realty Trust, Inc., 5.50%, Series D, Cum. Conv. Pfd.	5,700	231,563
		1,019,693
Retail REITs – (0.81%)
CBL & Associates Properties, Inc., 7.375%, Series D	8,280	195,843
	Total Financials	1,502,623
TOTAL PREFERRED STOCK – (Identified cost $727,490)		1,502,623
CONVERTIBLE BONDS – (3.16%)
FINANCIALS – (3.16%)
Real Estate – (3.16%)
Real Estate Investment Trusts (REITs) – (2.79%)
Office REITs – (2.79%)
Digital Realty Trust, L.P., 144A Conv. Sr. Notes, 5.50%, 04/15/29 (a)	$344,000	570,825
SL Green Operating Partnership L.P., 144A Conv. Sr. Notes, 3.00%, 03/30/27 (a)	104,000	103,870
		674,695
Real Estate Management & Development – (0.37%)
Real Estate Operating Companies – (0.37%)
Forest City Enterprises, Inc., Conv. Sr. Notes, 5.00%, 10/15/16	80,000	90,100
	Total Financials	764,795
TOTAL CONVERTIBLE BONDS – (Identified cost $526,623)		764,795
SHORT-TERM INVESTMENTS – (3.54%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.04%, 01/03/12, dated 12/30/11, repurchase value of $213,001 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-5.50%, 01/01/27-12/01/41, total market value $217,260)	213,000	213,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.05%, 01/03/12, dated 12/30/11, repurchase value of $645,004 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.665%-7.00%, 06/30/13-08/01/41, total market value $657,900)	645,000	645,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $858,000)		858,000

DAVIS VARIABLE ACCOUNT FUND, INC.	Schedule of Investments
DAVIS REAL ESTATE PORTFOLIO - (CONTINUED)	December 31, 2011

	Total Investments – (99.80%) – (Identified cost $21,073,240) – (b)	$24,176,554
	Other Assets Less Liabilities – (0.20%)	48,984
	Net Assets – (100.00%)	$24,225,538

*	Non-Income producing security.
(a)
These securities are subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations.  These securities amounted to $674,695 or 2.79% of the Fund's net assets as of December 31, 2011.

(b)	Aggregate cost for federal income tax purposes is $22,263,680. At December 31, 2011 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$3,076,151
	Unrealized depreciation	(1,163,277)
	Net unrealized appreciation	$1,912,874

See Notes to Financial Statements

DAVIS VARIABLE ACCOUNT FUND, INC.	Statements of Assets and Liabilities
At December 31, 2011

	Davis Value Portfolio	Davis Financial Portfolio	Davis Real Estate Portfolio
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$356,862,720	$60,505,383	$24,176,554
Cash	419,590	2,671	2,175
Receivables:
Capital stock sold	21,899	729	–
Dividends and interest	546,081	12,416	125,582
Investment securities sold	361,459	407,754	–
Prepaid expenses	6,710	1,233	501
Total assets	358,218,459	60,930,186	24,304,812
LIABILITIES:
Payables:
Capital stock redeemed	223,611	44,445	45,089
Investment securities purchased	6,417,249	–	–
Accrued audit fees	13,900	12,100	12,100
Accrued management fees	168,703	29,304	13,272
Other accrued expenses	26,461	10,464	8,813
Total liabilities	6,849,924	96,313	79,274
NET ASSETS	$351,368,535	$60,833,873	$24,225,538
SHARES OUTSTANDING	33,562,323	6,098,433	2,594,770
NET ASSET VALUE, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$10.47	$9.98	$9.34
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$33,562	$6,098	$2,595
Additional paid-in capital	241,272,298	56,645,710	32,950,047
Undistributed net investment income	117,705	528,054	43,692
Accumulated net realized gains (losses) from investments	10,527,808	(2,098,305)	(11,873,723)
Net unrealized appreciation on investments and foreign currency transactions	99,417,162	5,752,316	3,102,927
Net Assets	$351,368,535	$60,833,873	$24,225,538

*Including:
Cost of investments	$257,446,247	$54,753,129	$21,073,240

See Notes to Financial Statements

DAVIS VARIABLE ACCOUNT FUND, INC.	Statements of Operations
For the year ended December 31, 2011

	Davis Value Portfolio	Davis Financial Portfolio	Davis Real Estate Portfolio
INVESTMENT INCOME:
Income:
Dividends*	$7,015,363	$1,208,820	$552,183
Interest	73,094	2,025	28,138
Total income	7,088,457	1,210,845	580,321

Expenses:
Management fees (Note 3)	2,189,502	396,882	138,020
Custodian fees	88,650	26,938	18,111
Transfer agent fees	19,187	8,472	5,718
Audit fees	20,400	18,000	18,000
Legal fees	10,600	2,054	675
Accounting fees (Note 3)	6,498	2,004	2,004
Reports to shareholders	44,572	14,347	4,632
Directors’ fees and expenses	97,420	20,327	9,128
Registration and filing fees	315	55	18
Miscellaneous	17,481	8,484	6,855
Total expenses	2,494,625	497,563	203,161
Expenses paid indirectly (Note 4)	(4)	(8)	(13)
Net expenses	2,494,621	497,555	203,148
Net investment income	4,593,836	713,290	377,173

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	48,546,612	10,110,063	3,630,195
Foreign currency transactions	28,593	(3,670)	–
Net realized gain	48,575,205	10,106,393	3,630,195
Net decrease in unrealized appreciation	(68,379,428)	(16,489,959)	(1,898,899)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(19,804,223)	(6,383,566)	1,731,296
Net increase (decrease) in net assets resulting from operations	$(15,210,387)	$(5,670,276)	$2,108,469

*Net of foreign taxes withheld as follows	$124,798	$17,031	$–

See Notes to Financial Statements

DAVIS VARIABLE ACCOUNT FUND, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2011

	Davis Value Portfolio	Davis Financial Portfolio	Davis Real Estate Portfolio

OPERATIONS:
Net investment income	$4,593,836	$713,290	$377,173
Net realized gain from investments and foreign currency transactions	48,575,205	10,106,393	3,630,195
Net decrease in unrealized appreciation on investments and foreign currency transactions	(68,379,428)	(16,489,959)	(1,898,899)
Net increase (decrease) in net assets resulting from operations	(15,210,387)	(5,670,276)	2,108,469

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,162,493)	(872,599)	(332,205)
Realized gains from investment transactions	(27,598,703)	–	–

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 5)	(75,394,092)	(15,025,823)	(2,820,012)
Total decrease in net assets	(121,365,675)	(21,568,698)	(1,043,748)

NET ASSETS:
Beginning of year	472,734,210	82,402,571	25,269,286
End of year*	$351,368,535	$60,833,873	$24,225,538

*Including undistributed net investment income of	$117,705	$528,054	$43,692

See Notes to Financial Statements

DAVIS VARIABLE ACCOUNT FUND, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2010

	Davis Value Portfolio	Davis Financial Portfolio	Davis Real Estate Portfolio

OPERATIONS:
Net investment income	$5,283,981	$803,918	$390,900
Net realized gain from investments and foreign currency transactions	31,050,499	1,250,736	167,089
Net increase in unrealized appreciation on investments and foreign currency transactions	28,380,743	6,094,685	3,843,814
Net increase in net assets resulting from operations	64,715,223	8,149,339	4,401,803

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(6,868,898)	(650,801)	(470,072)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 5)	(104,516,079)	(12,933,188)	(2,228,798)
Total increase (decrease) in net assets	(46,669,754)	(5,434,650)	1,702,933

NET ASSETS:
Beginning of year	519,403,964	87,837,221	23,566,353
End of year*	$472,734,210	$82,402,571	$25,269,286

*Including undistributed (overdistributed) net investment income of	$(1,425,334)	$853,377	$(1,276)

See Notes to Financial Statements

DAVIS VARIABLE ACCOUNT FUND, INC.	Notes to Financial Statements
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Davis Variable Account Fund, Inc. (a Maryland corporation), consists of three series of funds, Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio (collectively “Funds”). Davis Value Portfolio and Davis Financial Portfolio are registered under the Investment Company Act of 1940 (“40 Act”), as amended, as diversified, open-end management investment companies. Davis Real Estate Portfolio is registered under the 40 Act, as amended, as a non-diversified, open-end management investment company. Only insurance companies, for the purpose of funding variable annuity or variable life insurance contracts, may purchase shares of the Funds. The Funds account separately for the assets, liabilities, and operations of each series. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. These procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities at a discount of a last traded price. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DAVIS VARIABLE ACCOUNT FUND, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following is a summary of the inputs used as of December 31, 2011 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value

	Davis Value	Davis Financial	Davis Real Estate
	Portfolio	Portfolio	Portfolio
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer discretionary	$24,452,960	$956,588	$–
Consumer staples	57,718,872	1,692,370	–
Energy	40,927,730	1,412,212	–
Financials	107,405,704	50,199,093	22,322,196
Health care	32,116,040	–	–
Industrials	18,131,321	–	–
Information technology	24,250,272	–	–
Materials	18,693,362	–	–
Telecommunication services	580,368	–	–
Total Level 1	324,276,629	54,260,263	22,322,196

Level 2 – Other Significant Observable Inputs:
Convertible debt securities	202,400	–	764,795
Equity securities:
Financials	–	1,291,500	231,563
Short-term securities	32,175,000	4,817,000	858,000
Total Level 2	32,377,400	6,108,500	1,854,358

Level 3 – Significant Unobservable Inputs:
Equity securities:
Materials	208,691	136,620	–
Total Level 3	208,691	136,620	–
Total Investments	$356,862,720	$60,505,383	$24,176,554

DAVIS VARIABLE ACCOUNT FUND, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2011:

	Davis Value Portfolio	Davis Financial Portfolio
Investment Securities:
Beginning balance	$–	$395,726
Net realized loss	(3,205)	(213,085)
Change in unrealized appreciation (depreciation)	(6,862,917)	(938,101)
Cost of purchases	–	1,287,806
Proceeds from sales	(501,523)	(395,726)
Transfers into Level 3 from Level 1	7,576,336	–
Ending balance	$208,691	$136,620

Change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at December 31, 2011 and included in the change in net assets for the year	$(6,862,917)	$(1,151,186)

Transfers into Level 3 represent the beginning value of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.  The cost of purchases and the proceeds from sales may include securities received or delivered through corporate actions or exchanges.  Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statements of Operations.

DAVIS VARIABLE ACCOUNT FUND, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona and Maryland) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. At December 31, 2011, the Funds had available for federal income tax purposes unused capital loss carryforwards as follows:

	Capital Loss Carryforwards
	Davis Value	Davis Financial	Davis Real Estate
	Portfolio	Portfolio	Portfolio
Pre-Enactment
Expiring
12/31/2017	$–	$1,978,000	$10,683,000

Utilized in 2011	$9,111,000	$9,695,000	$3,426,000

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost.  Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss.  Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS VARIABLE ACCOUNT FUND, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and partnership income. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended December 31, 2011, for Davis Value Portfolio, amounts have been reclassified to reflect an increase in undistributed net investment income of $111,696 and a corresponding decrease in accumulated net realized gains from investments and foreign currency transactions; for Davis Financial Portfolio, amounts have been reclassified to reflect a decrease in undistributed net investment income of $166,014 and a corresponding decrease in accumulated net realized losses from investments and foreign currency transactions. The Funds’ net assets have not been affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Davis Value Portfolio
2011	$3,162,493	$27,598,703	$–	$30,761,196
2010	6,868,898	–	–	6,868,898

Davis Financial Portfolio
2011	872,599	–	–	872,599
2010	650,801	–	–	650,801

Davis Real Estate Portfolio
2011	332,205	–	–	332,205
2010	470,072	–	–	470,072

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Davis Value Portfolio	Davis Financial Portfolio	Davis Real Estate Portfolio
Undistributed net investment income	$208,851	$534,417	$45,786
Accumulated net realized losses from investments and foreign currency transactions	–	(1,977,516)	(10,683,286)
Undistributed long-term capital gain	12,140,947	–	–
Net unrealized appreciation on investments	97,751,210	5,631,527	1,912,487
Total	$110,101,008	$4,188,428	$(8,725,013)

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

DAVIS VARIABLE ACCOUNT FUND, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2011 were as follows:

	Davis Value	Davis Financial	Davis Real Estate
	Portfolio	Portfolio	Portfolio
Cost of purchases	$49,008,020	$7,855,968	$17,470,471
Proceeds of sales	163,758,436	26,807,408	19,780,857

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser. The annual rate for each Fund is 0.55% of the average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Funds’ primary transfer agent.  State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for accounting services are included in the custodian fee as State Street Bank also serves as the Funds’ custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended December 31, 2011 for Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio amounted to $6,498, $2,004, and $2,004, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser.  The Funds pay no fees directly to DSA-NY.

During the year ended December 31, 2011, Davis Financial Portfolio transferred securities valued at $395,726 to another registered investment company managed by the Adviser. Davis Financial Portfolio realized a loss of $213,085.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. Such reductions amounted to $4, $8, and $13 for Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio, respectively, during the year ended December 31, 2011.

DAVIS VARIABLE ACCOUNT FUND, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 5 - CAPITAL STOCK

At December 31, 2011, there were 5 billion shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:
	Year ended December 31, 2011
	Davis Value Portfolio	Davis Financial Portfolio	Davis Real Estate Portfolio
Shares sold	1,910,661	430,782	202,983
Shares issued in reinvestment of distributions	2,936,883	87,173	36,208
	4,847,544	517,955	239,191
Shares redeemed	(10,782,869)	(1,908,509)	(552,730)
Net decrease	(5,935,325)	(1,390,554)	(313,539)

Proceeds from shares sold	$22,596,570	$4,640,929	$1,859,395
Proceeds from shares issued in reinvestment of distributions	30,761,196	872,599	332,205
	53,357,766	5,513,528	2,191,600
Cost of shares redeemed	(128,751,858)	(20,539,351)	(5,011,612)
Net decrease	$(75,394,092)	$(15,025,823)	$(2,820,012)

	Year ended December 31, 2010
	Davis Value Portfolio	Davis Financial Portfolio	Davis Real Estate Portfolio
Shares sold	5,615,497	1,402,090	352,772
Shares issued in reinvestment of distributions	573,843	59,325	58,913
	6,189,340	1,461,415	411,685
Shares redeemed	(14,994,784)	(2,770,797)	(690,084)
Net decrease	(8,805,444)	(1,309,382)	(278,399)

Proceeds from shares sold	$58,765,835	$14,260,345	$2,867,737
Proceeds from shares issued in reinvestment of distributions	6,868,898	650,801	470,072
	65,634,733	14,911,146	3,337,809
Cost of shares redeemed	(170,150,812)	(27,844,334)	(5,566,607)
Net decrease	$(104,516,079)	$(12,933,188)	$(2,228,798)

NOTE 6 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.  Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. The Funds had no borrowings during the year ended December 31, 2011.

DAVIS VARIABLE ACCOUNT FUND, INC.	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value.  The aggregate value of restricted securities in Davis Value Portfolio amounted to $1,276,669 or 0.36% of the Fund’s net assets as of December 31, 2011. The aggregate value of restricted securities in Davis Financial Portfolio amounted to $1,291,500 or 2.12% of the Fund’s net assets as of December 31, 2011.

Information regarding restricted securities is as follows:

Fund	Security	Acquisition Date	Principal	Shares/ Units	Cost per Share/Unit	Valuation per Share/Unit as of December 31, 2011

Davis Value Portfolio	Fairfax Financial Holdings Ltd., 144A	02/23/10	NA	2,490	$355.00	$428.97

Davis Value Portfolio	Sino-Forest Corp., Conv. Sr. Notes, 5.00%, 08/01/13	07/17/08	$ 736,000	7,360	$100.00	$27.50

Davis Value Portfolio	Sino-Forest Corp., Restricted	12/11/09	NA	8,900	$15.85	$0.69

Davis Financial Portfolio	Oaktree Capital Group LLC, Class A	05/21/07	NA	28,700	$36.21	$45.00

DAVIS VARIABLE ACCOUNT FUND, INC.	Financial Highlights
DAVIS VALUE PORTFOLIO

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.97	$10.75	$8.26	$14.48	$14.58

Income (Loss) from Investment Operations:
Net Investment Income	0.13	0.11	0.08	0.13	0.17
Net Realized and Unrealized Gains (Losses)	(0.63)	1.26	2.49	(6.00)	0.51
Total from Investment Operations	(0.50)	1.37	2.57	(5.87)	0.68

Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.15)	(0.08)	(0.12)	(0.17)
Distributions from Realized Gains	(0.90)	–	–	(0.23)	(0.61)
Total Dividends and Distributions	(1.00)	(0.15)	(0.08)	(0.35)	(0.78)
Net Asset Value, End of Period	$10.47	$11.97	$10.75	$8.26	$14.48

Total Returna	(4.18)%	12.76%	31.16%	(40.32)%	4.64%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$351,369	$472,734	$519,404	$333,152	$658,699
Ratio of Expenses to Average Net Assets:
Gross	0.63%	0.63%	0.71%	0.82%	0.81%
Netb	0.63%	0.63%	0.71%	0.82%	0.81%
Ratio of Net Investment Income to Average Net Assets	1.15%	1.03%	0.97%	0.98%	1.11%
Portfolio Turnover Ratec	13%	21%	20%	17%	9%

a

Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company’s separate account.  Inclusion of these charges would reduce the total returns shown.

b	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
c

The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

DAVIS VARIABLE ACCOUNT FUND, INC.	Financial Highlights – (Continued)
DAVIS FINANCIAL PORTFOLIO

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Year ended December 31,
	2011	2010	2009		2008	2007
Net Asset Value, Beginning of Period	$11.00	$9.98	$7.12		$14.27	$16.29

Income (Loss) from Investment Operations:
Net Investment Income	0.14	0.12	0.05		0.08	0.17
Net Realized and Unrealized Gains (Losses)	(1.01)	0.99	2.88		(6.76)	(1.12)
Total from Investment Operations	(0.87)	1.11	2.93		(6.68)	(0.95)

Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.09)	(0.07)		–	(0.17)
Distributions from Realized Gains	–	–	–		(0.47)	(0.90)
Total Dividends and Distributions	(0.15)	(0.09)	(0.07)		(0.47)	(1.07)
Net Asset Value, End of Period	$9.98	$11.00	$9.98		$7.12	$14.27

Total Returna	(7.96)%	11.10%	41.18	%b	(46.36)%	(6.05)%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$60,834	$82,403	$87,837		$57,321	$116,725
Ratio of Expenses to Average Net Assets:
Gross	0.69%	0.69%	0.78%		0.88%	0.85%
Netc	0.69%	0.69%	0.78%		0.88%	0.85%
Ratio of Net Investment Income to Average Net Assets	0.99%	0.99%	0.67%		0.73%	0.97%
Portfolio Turnover Rated	11%	2%	10%		16%	17%

a

Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company’s separate account.  Inclusion of these charges would reduce the total returns shown.

b

Davis Financial Portfolio received a favorable class action settlement from a company that it no longer owns. This settlement had an approximate impact of 0.4% on the investment performance of the Fund in 2009. This was a one-time event that is unlikely to be repeated.

c	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
d

The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

DAVIS VARIABLE ACCOUNT FUND, INC.	Financial Highlights – (Continued)
DAVIS REAL ESTATE PORTFOLIO

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$8.69	$7.40	$5.80	$11.45	$20.43

Income (Loss) from Investment Operations:
Net Investment Income	0.14	0.13	0.16	0.19	0.42
Net Realized and Unrealized Gains (Losses)	0.63	1.31	1.60	(5.50)	(3.40)
Total from Investment Operations	0.77	1.44	1.76	(5.31)	(2.98)

Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.15)	(0.16)	(0.22)	(0.64)
Distributions from Realized Gains	–	–	–	(0.11)	(5.36)
Return of Capital	–	–	–	(0.01)	–
Total Dividends and Distributions	(0.12)	(0.15)	(0.16)	(0.34)	(6.00)
Net Asset Value, End of Period	$9.34	$8.69	$7.40	$5.80	$11.45

Total Returna	8.89%	19.70%	31.73%	(46.91)%	(15.48)%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$24,226	$25,269	$23,566	$19,331	$49,548
Ratio of Expenses to Average Net Assets:
Gross	0.81%	0.81%	0.98%	0.98%	0.88%
Netb	0.81%	0.81%	0.98%	0.98%	0.87%
Ratio of Net Investment Income to Average Net Assets	1.50%	1.58%	2.81%	1.84%	1.92%
Portfolio Turnover Ratec	75%	43%	70%	41%	49%

a

Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company’s separate account.  Inclusion of these charges would reduce the total returns shown.

b	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
c

The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

DAVIS VARIABLE ACCOUNT FUND, INC.	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis Variable Account Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio (each a series of Davis Variable Account Fund, Inc.), including the schedules of investments, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 9, 2012

DAVIS VARIABLE ACCOUNT FUND, INC.	Fund Information

Federal Income Tax Information (Unaudited)

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2011, as dividends eligible for the corporate dividends-received deduction and long-term capital gain distributions.

	Davis Value Portfolio	Davis Financial Portfolio	Davis Real Estate Portfolio

Income dividends	$3,162,493	$872,599	$332,205
Income qualifying for corporate dividends-received deduction	$3,162,493	$734,051	$6,008
	100%	84%	2%
Long-term capital gain distributions	$27,598,703	$–	$–

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling 1-800-279-0279, on the Funds’ website at www.davisfunds.com, or on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS VARIABLE ACCOUNT FUND, INC.	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of CenterPoint Properties Trust (REIT); Co-chairman and Chief Executive Officer for 22 years (until 2006).	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority of Chicago.

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corporation (insurance company).	13	Director, Washington Post Co. (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

G. Bernard Hamilton (03/18/37)	Director (Retired 12/31/11)	Director since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13	none

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering).	13	Director, Trow Global Holdings Inc. (engineering & consulting).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm); former Chairman, NorthRoad Capital Management, LLC (investment management firm).	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; former Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010; former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (REIT).	13
Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

DAVIS VARIABLE ACCOUNT FUND, INC.	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (publishing company).

*   Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

DAVIS VARIABLE ACCOUNT FUND, INC.

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis Variable Account Fund, Inc., including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report.  The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge upon request by calling 1-800-279-0279 and on the Funds’ website at www.davisfunds.com.  Quarterly Fact sheets are available on the Funds’ website at www.davisfunds.com.

DAVIS VALUE PORTFOLIO	Table of Contents

Management's Discussion of Fund Performance	2

Fund Overview	4

Expense Example	6

Schedule of Investments	7

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Notes to Financial Statements	15

Financial Highlights	21

Report of Independent Registered Public Accounting Firm	22

Fund Information	23

Directors and Officers	24

This Annual Report is authorized for use by existing shareholders.  Prospective shareholders must receive a current Davis Value Portfolio prospectus, which contains more information about investment strategies, risks, charges, and expenses.  Please read the prospectus carefully before investing or sending money.

Shares of the Davis Value Portfolio are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS VALUE PORTFOLIO	Management’s Discussion of Fund Performance

Performance Overview

Davis Value Portfolio delivered a negative return on net asset value of 4.18% for the year ended December 31, 2011. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 2.11%. While the Index increased little over the year, individual sectors1 within the Index increased by as much as 20% (utilities) or decreased by as much as 16% (financials). The sectors within the Index that turned in the strongest performance over the year were utilities, consumer staples, and health care. The sectors within the Index that turned in the weakest performance over the year were financials, materials, and industrials.

Factors Impacting the Portfolio’s Performance

Material companies were the most important detractor2 from both the Portfolio’s absolute performance and from its performance relative to the Index. The Portfolio’s material companies under-performed the corresponding sector within the Index (down 34% versus down 10% for the Index). Relative performance was also harmed by a higher relative average weighting (7% versus 4% for the Index) in this weaker performing sector. Sino-Forest3 and Sealed Air were among the most important detractors from performance. The Ontario Securities Commission issued a release on August 26, 2011 halting trading of Sino-Forest on the Toronto Stock Exchange, causing the security to be fair valued by the Portfolio. Davis Advisors’ portfolio managers continue to monitor and evaluate the situation. As of the date of this report, trading is still halted and the Portfolio continues to fair value this position.

The Portfolio had more invested in financial companies than in any other sector and they were an important detractor from absolute performance. The Portfolio’s financial companies out-performed the corresponding sector within the Index (down 7% versus down 16% for the Index). Relative performance was harmed by a higher relative average weighting (29% versus 15% for the Index) in this weaker performing sector. American Express was among the most important contributors to performance. Bank of New York Mellon, Wells Fargo, and Julius Baer Group were among the most important detractors from performance.

Energy companies were also important detractors from both the Portfolio’s absolute and relative performance. The Portfolio’s energy companies significantly under-performed the corresponding sector within the Index (down 11% versus up 5% for the Index) and had a higher relative average weighting (15% versus 13% for the Index). Devon Energy, Canadian Natural Resources, and Transocean were among the most important detractors from performance.

Consumer staple companies made important contributions to both the Portfolio’s absolute and relative performance. The Portfolio’s consumer staple companies out-performed the corresponding sector within the Index (up 16% versus up 14% for the Index) and also benefited by having a higher relative average weighting (16% versus 11% for the Index) in this stronger performing sector. Costco Wholesale, CVS Caremark, Philip Morris International, and Diageo were among the most important contributors to performance.

The Portfolio had approximately 18% of its net assets invested in foreign companies at December 31, 2011. As a whole, those companies under-performed the domestic companies held by the Portfolio.

Davis Value Portfolio’s investment objective is long-term growth of capital.  There can be no assurance that the Portfolio will achieve its objective. Davis Value Portfolio’s principal risks are: stock market risk, manager risk, common stock risk, financial services risk, foreign country risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1     The companies included in the Standard & Poor’s 500® Index are divided into ten sectors.  One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Portfolio’s performance is a product both of its appreciation or depreciation and its weighting within the Portfolio.  For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies.  The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.  The Schedule of Investments lists the Portfolio’s holdings of each company discussed.

2

DAVIS VALUE PORTFOLIO	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis Value Portfolio versus the Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2001

Average Annual Total Return for periods ended December 31, 2011

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund’s Inception (07/01/99)	Gross Expense Ratio	Net Expense Ratio
Davis Value Portfolio	(4.18)%	(2.41)%	3.12%	2.53%	0.63%	0.63%
Standard & Poor’s 500® Index	2.11%	(0.25)%	2.92%	1.08%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Davis Value Portfolio contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Portfolio today.  The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.  Portfolio performance changes over time and current performance may be higher or lower than stated.  The operating expense ratio may vary in future years.  For more current information please call Davis Funds Investor Services at 1-800-279-0279.

Portfolio performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account.  If performance included the effect of these additional charges, the return would be lower.

3

DAVIS VALUE PORTFOLIO	Fund Overview
December 31, 2011

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/11 Net Assets)		(% of 12/31/11 Long-Term Portfolio)

			Fund	S&P 500®
Common Stock (U.S.)	74.20%	Diversified Financials	15.48%	5.25%
Common Stock (Foreign)	18.12%	Energy	12.61%	12.30%
Convertible Bonds (Foreign)	0.06%	Food & Staples Retailing	11.18%	2.41%
Preferred Stock (Foreign)	0.02%	Insurance	10.87%	3.58%
Short-Term Investments	9.16%	Health Care	9.89%	11.85%
Other Assets & Liabilities	(1.56)%	Information Technology	7.47%	19.00%
	100.00%	Food, Beverage & Tobacco	6.43%	6.61%
		Materials	5.88%	3.50%
		Banks	5.65%	2.73%
		Retailing	4.93%	3.73%
		Transportation	2.63%	1.97%
		Other	2.35%	15.24%
		Commercial & Professional Services	1.79%	0.54%
		Media	1.67%	3.11%
		Capital Goods	1.17%	8.18%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/11 Net Assets)

CVS Caremark Corp.	Food & Staples Retailing	5.23%
Wells Fargo & Co.	Commercial Banks	5.22%
American Express Co.	Consumer Finance	5.19%
Costco Wholesale Corp.	Food & Staples Retailing	5.10%
Bank of New York Mellon Corp.	Capital Markets	4.11%
EOG Resources, Inc.	Energy	3.56%
Google Inc., Class A	Software & Services	3.00%
Canadian Natural Resources Ltd.	Energy	2.93%
Merck & Co., Inc.	Pharmaceuticals, Biotechnology & Life Sciences	2.78%
Loews Corp.	Multi-line Insurance	2.63%

4

DAVIS VALUE PORTFOLIO	Fund Overview – (Continued)
December 31, 2011

New Positions Added (01/01/11-12/31/11)
(Highlighted positions are those greater than 0.40% of the Fund’s 12/31/11 total net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/11 Net Assets
ACE Ltd.	Property & Casualty Insurance	02/16/11	0.65%
CME Group Inc.	Diversified Financial Services	11/18/11	0.17%
Compagnie Financiere Richemont S.A., Bearer Shares, Unit A	Consumer Durables & Apparel	12/05/11	0.13%
Ecolab Inc.	Materials	07/27/11	0.48%
Everest Re Group, Ltd.	Reinsurance	03/15/11	0.14%
Expedia, Inc.	Retailing	03/07/11	0.30%
Intel Corp.	Semiconductors & Semiconductor
	Equipment	05/10/11	0.29%
Li & Fung Ltd.	Retailing	08/05/11	0.29%
Netflix Inc.	Retailing	10/26/11	0.35%
Oracle Corp.	Software & Services	12/21/11	0.20%
PACCAR Inc.	Capital Goods	10/27/11	0.33%
Walt Disney Co.	Media	03/15/11	1.32%

Positions Closed (01/01/11-12/31/11)
(Gains greater than $1,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain
D&B Corp.	Commercial & Professional Services	09/14/11	$2,709,419
GAM Holding Ltd.	Capital Markets	07/26/11	1,140,540
Hershey Co.	Food, Beverage & Tobacco	02/02/11	175,510
Level 3 Communications, Inc., Conv.
Sr. Notes, 15.00%, 01/15/13	Telecommunication Services	05/27/11	183,973
Liberty Media Corp. - Liberty Starz, Series A	Media	10/12/11	310,390
Mead Johnson Nutrition Co.	Food, Beverage & Tobacco	02/08/11	634,628
Moody's Corp.	Diversified Financial Services	02/04/11	1,139,629
PortX Operacoes Portuarias S.A.	Transportation	08/15/11	33,150
Procter & Gamble Co.	Household & Personal Products	07/21/11	666,763
Tyco International Ltd.	Capital Goods	06/09/11	1,135,407
Vulcan Materials Co.	Materials	06/30/11	41,899

5

DAVIS VALUE PORTFOLIO	Expense Example

Example

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund is for the six-month period ended December 31, 2011. Please note that the Expense Example is general and does not reflect charges imposed by your insurance company’s separate account or account specific costs, which may increase your total costs of investing in the Fund. If these charges or account specific costs were included in the Expense Example, the expenses would have been higher.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/11)	Ending Account Value (12/31/11)	Expenses Paid During Period* (07/01/11-12/31/11)

Actual	$1,000.00	$934.83	$3.07
Hypothetical	$1,000.00	$1,022.03	$3.21

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund’s annualized operating expense ratio (0.63%)**, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

6

DAVIS VALUE PORTFOLIO	Schedule of Investments
December 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (92.32%)
CONSUMER DISCRETIONARY – (6.96%)
Automobiles & Components – (0.55%)
Harley-Davidson, Inc.	49,880	$1,938,836
Consumer Durables & Apparel – (0.31%)
Compagnie Financiere Richemont S.A., Bearer Shares, Unit A (Switzerland)	8,900	450,164
Hunter Douglas NV (Netherlands)	16,499	619,688
		1,069,852
Media – (1.54%)
Grupo Televisa S.A., ADR (Mexico)	36,600	770,796
Walt Disney Co.	124,140	4,655,250
		5,426,046
Retailing – (4.56%)
Bed Bath & Beyond Inc. *	146,105	8,470,437
CarMax, Inc. *	57,240	1,744,675
Expedia, Inc.	36,945	1,071,590
Li & Fung Ltd. (Hong Kong)	553,000	1,022,466
Liberty Interactive Corp., Series A *	96,334	1,562,056
Netflix Inc. *	17,540	1,215,434
TripAdvisor Inc. *	36,945	931,568
		16,018,226
	Total Consumer Discretionary	24,452,960
CONSUMER STAPLES – (16.43%)
Food & Staples Retailing – (10.33%)
Costco Wholesale Corp.	215,000	17,912,725
CVS Caremark Corp.	450,678	18,378,649
		36,291,374
Food, Beverage & Tobacco – (5.95%)
Coca-Cola Co.	68,030	4,760,059
Diageo PLC, ADR (United Kingdom)	59,323	5,186,017
Heineken Holding NV (Netherlands)	91,221	3,733,146
Kraft Foods Inc., Class A	73,220	2,735,499
Nestle S.A. (Switzerland)	5,130	294,922
Philip Morris International Inc.	39,390	3,091,327
Unilever NV, NY Shares (Netherlands)	31,770	1,091,935
		20,892,905
Household & Personal Products – (0.15%)
Natura Cosmeticos S.A. (Brazil)	27,500	534,593
	Total Consumer Staples	57,718,872
ENERGY – (11.65%)
Canadian Natural Resources Ltd. (Canada)	275,850	10,308,514
China Coal Energy Co., Ltd. - H (China)	1,780,900	1,921,554
Devon Energy Corp.	53,730	3,331,260
EOG Resources, Inc.	126,950	12,505,844
Occidental Petroleum Corp.	91,630	8,585,731
OGX Petroleo e Gas Participacoes S.A. (Brazil)*	258,100	1,884,639
Schlumberger Ltd.	9,080	620,255

7

DAVIS VALUE PORTFOLIO	Schedule of Investments – (Continued)
December 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
ENERGY – (CONTINUED)
Transocean Ltd.	46,104	$1,769,933
	Total Energy	40,927,730
FINANCIALS – (30.57%)
Banks – (5.22%)
Commercial Banks – (5.22%)
Wells Fargo & Co.	666,094	18,357,551
Diversified Financials – (14.31%)
Capital Markets – (8.32%)
Ameriprise Financial, Inc.	37,060	1,839,659
Bank of New York Mellon Corp.	725,000	14,434,750
Brookfield Asset Management Inc., Class A (Canada)	99,000	2,720,520
Charles Schwab Corp.	127,770	1,438,690
Goldman Sachs Group, Inc.	13,610	1,230,752
Julius Baer Group Ltd. (Switzerland)	193,360	7,563,128
		29,227,499
Consumer Finance – (5.19%)
American Express Co.	386,619	18,236,819
Diversified Financial Services – (0.80%)
CME Group Inc.	2,520	614,200
JPMorgan Chase & Co.	16,718	555,873
Visa Inc., Class A	16,100	1,634,633
		2,804,706
		50,269,024
Insurance – (10.04%)
Insurance Brokers – (0.15%)
Aon Corp.	11,020	515,736
Multi-line Insurance – (3.45%)
Fairfax Financial Holdings Ltd. (Canada)	4,230	1,816,827
Fairfax Financial Holdings Ltd., 144A (Canada)(a)(b)	2,490	1,068,128
Loews Corp.	245,480	9,242,322
		12,127,277
Property & Casualty Insurance – (4.99%)
ACE Ltd.	32,810	2,300,637
Berkshire Hathaway Inc., Class A *	62	7,114,810
Markel Corp. *	1,190	493,457
Progressive Corp.	391,840	7,644,799
		17,553,703
Reinsurance – (1.45%)
Everest Re Group, Ltd.	5,740	482,676
Transatlantic Holdings, Inc.	84,007	4,597,703
		5,080,379
		35,277,095
Real Estate – (1.00%)
Hang Lung Group Ltd. (Hong Kong)	643,000	3,502,034
	Total Financials	107,405,704
HEALTH CARE – (9.14%)
Health Care Equipment & Services – (2.45%)
Baxter International Inc.	21,861	1,081,682
Becton, Dickinson and Co.	19,200	1,434,624

8

DAVIS VALUE PORTFOLIO	Schedule of Investments – (Continued)
December 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (CONTINUED)
Health Care Equipment & Services – (Continued)
Express Scripts, Inc. *	136,660	$6,108,019
		8,624,325

Pharmaceuticals, Biotechnology & Life Sciences – (6.69%)
Agilent Technologies, Inc. *	30,970	1,081,782
Johnson & Johnson	125,410	8,224,388
Merck & Co., Inc.	258,655	9,751,293
Pfizer Inc.	49,050	1,061,442
Roche Holding AG - Genusschein (Switzerland)	19,900	3,372,810
		23,491,715
	Total Health Care	32,116,040
INDUSTRIALS – (5.16%)
Capital Goods – (1.08%)
Lockheed Martin Corp.	32,420	2,622,778
PACCAR Inc.	31,270	1,171,843
		3,794,621
Commercial & Professional Services – (1.65%)
Iron Mountain Inc.	188,327	5,800,472
Transportation – (2.43%)
China Merchants Holdings International Co., Ltd. (China)	1,623,905	4,704,486
China Shipping Development Co., Ltd. - H (China)	1,129,000	705,025
Kuehne & Nagel International AG (Switzerland)	26,933	3,025,052
LLX Logistica S.A. (Brazil)*	56,270	101,665
		8,536,228
	Total Industrials	18,131,321
INFORMATION TECHNOLOGY – (6.90%)
Semiconductors & Semiconductor Equipment – (1.61%)
Intel Corp.	41,880	1,015,799
Texas Instruments Inc.	159,460	4,641,881
		5,657,680
Software & Services – (4.58%)
Activision Blizzard, Inc.	169,300	2,083,237
Google Inc., Class A *	16,310	10,534,384
Microsoft Corp.	106,700	2,770,465
Oracle Corp.	27,300	699,836
		16,087,922
Technology Hardware & Equipment – (0.71%)
Hewlett-Packard Co.	97,231	2,504,670
	Total Information Technology	24,250,272
MATERIALS – (5.35%)
Air Products and Chemicals, Inc.	22,120	1,884,403
BHP Billiton PLC (United Kingdom)	74,430	2,170,198
Ecolab Inc.	29,300	1,693,833
Martin Marietta Materials, Inc.	16,650	1,255,577
Monsanto Co.	61,700	4,323,319
Potash Corp. of Saskatchewan Inc. (Canada)	56,562	2,334,879
Praxair, Inc.	12,870	1,375,803
Rio Tinto PLC (United Kingdom)	40,505	1,965,758

9

DAVIS VALUE PORTFOLIO	Schedule of Investments – (Continued)
December 31, 2011

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS – (CONTINUED)
Sealed Air Corp.	92,975	$1,600,100
Sino-Forest Corp. (Canada)*	293,550	202,550
Sino-Forest Corp., Restricted (Canada)*(b)	8,900	6,141
	Total Materials	18,812,561
TELECOMMUNICATION SERVICES – (0.16%)
America Movil SAB de C.V., Series L, ADR (Mexico)	25,680	580,368
	Total Telecommunication Services	580,368
	TOTAL COMMON STOCK – (Identified cost $224,445,326)	324,395,828
PREFERRED STOCK – (0.02%)
MATERIALS – (0.02%)
MMX Mineracao e Metalicos S.A. (Brazil)*	58,570	89,492
	TOTAL PREFERRED STOCK – (Identified cost $89,921)	89,492
CONVERTIBLE BONDS – (0.06%)
MATERIALS – (0.06%)
Sino-Forest Corp., Conv. Sr. Notes, 5.00%, 08/01/13 (Canada) (b)	$736,000	202,400
	TOTAL CONVERTIBLE BONDS – (Identified cost $736,000)	202,400
SHORT-TERM INVESTMENTS – (9.16%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.04%, 01/03/12, dated 12/30/11, repurchase value of $8,002,036 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-5.50%, 01/01/27-12/01/41, total market value $8,162,040)	8,002,000	8,002,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.05%, 01/03/12, dated 12/30/11, repurchase value of $24,173,134 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.665%-7.00%, 06/30/13-08/01/41, total market value $24,656,460)	24,173,000	24,173,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $32,175,000)	32,175,000
Total Investments – (101.56%) – (Identified cost $257,446,247) – (c)		356,862,720
Liabilities Less Other Assets – (1.56%)		(5,494,185)
	Net Assets – (100.00%)	$351,368,535

ADR: American Depositary Receipt

*	Non-Income producing security.

10

DAVIS VALUE PORTFOLIO	Schedule of Investments – (Continued)
December 31, 2011

(a)
This security is subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations.  This security amounted to $1,068,128 or 0.30% of the Fund's net assets as of December 31, 2011.

(b)	Restricted Security – See Note 7 of the Notes to Financial Statements.
(c)	Aggregate cost for federal income tax purposes is $259,112,199. At December 31, 2011 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$111,144,027
	Unrealized depreciation	(13,393,506)
	Net unrealized appreciation	$97,750,521

See Notes to Financial Statements

11

DAVIS VALUE PORTFOLIO	Statement of Assets and Liabilities
At December 31, 2011

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$356,862,720
Cash	419,590
Receivables:
Capital stock sold	21,899
Dividends and interest	546,081
Investment securities sold	361,459
Prepaid expenses	6,710
Total assets	358,218,459
LIABILITIES:
Payables:
Capital stock redeemed	223,611
Investment securities purchased	6,417,249
Accrued management fee	168,703
Other accrued expenses	40,361
Total liabilities	6,849,924
NET ASSETS	$351,368,535
SHARES OUTSTANDING	33,562,323
NET ASSET VALUE, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$10.47
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$33,562
Additional paid-in capital	241,272,298
Undistributed net investment income	117,705
Accumulated net realized gains from investments	10,527,808
Net unrealized appreciation on investments and foreign currency transactions	99,417,162
Net Assets	$351,368,535

*Including:
Cost of Investments	$257,446,247

See Notes to Financial Statements

12

DAVIS VALUE PORTFOLIO	Statement of Operations
For the year ended December 31, 2011

INVESTMENT INCOME:
Income:
Dividends*		$7,015,363
Interest		73,094
Total income		7,088,457

Expenses:
Management fees (Note 3)	$2,189,502
Custodian fees	88,650
Transfer agent fees	19,187
Audit fees	20,400
Legal fees	10,600
Accounting fees (Note 3)	6,498
Reports to shareholders	44,572
Directors’ fees and expenses	97,420
Registration and filing fees	315
Miscellaneous	17,481
Total expenses		2,494,625
Expenses paid indirectly (Note 4)		(4)
Net expenses		2,494,621
Net investment income		4,593,836

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
Investment transactions		48,546,612
Foreign currency transactions		28,593
Net realized gain		48,575,205
Net decrease in unrealized appreciation		(68,379,428)
Net realized and unrealized loss on investments and foreign currency transactions		(19,804,223)
Net decrease in net assets resulting from operations		$(15,210,387)

*Net of foreign taxes withheld as follows		$124,798

See Notes to Financial Statements

13

DAVIS VALUE PORTFOLIO	Statements of Changes in Net Assets

	Year ended December 31,
	2011	2010

OPERATIONS:
Net investment income	$4,593,836	$5,283,981
Net realized gain from investments and foreign currency transactions	48,575,205	31,050,499
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	(68,379,428)	28,380,743
Net increase (decrease) in net assets resulting from operations	(15,210,387)	64,715,223

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,162,493)	(6,868,898)
Realized gains from investment transactions	(27,598,703)	–

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 5)	(75,394,092)	(104,516,079)
Total decrease in net assets	(121,365,675)	(46,669,754)

NET ASSETS:
Beginning of year	472,734,210	519,403,964
End of year*	$351,368,535	$472,734,210

*Including undistributed (overdistributed) net investment income of	$117,705	$(1,425,334)

See Notes to Financial Statements

14

DAVIS VALUE PORTFOLIO	Notes to Financial Statements
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis Variable Account Fund, Inc. (a Maryland corporation), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Only insurance companies, for the purpose of funding variable annuity or variable life insurance contracts, may purchase shares of the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. These procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities at a discount of a last traded price. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

15

DAVIS VALUE PORTFOLIO	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer discretionary	$24,452,960	$–	$–	$24,452,960
Consumer staples	57,718,872	–	–	57,718,872
Energy	40,927,730	–	–	40,927,730
Financials	107,405,704	–	–	107,405,704
Health care	32,116,040	–	–	32,116,040
Industrials	18,131,321	–	–	18,131,321
Information technology	24,250,272	–	–	24,250,272
Materials	18,693,362	–	208,691	18,902,053
Telecommunication services	580,368	–	–	580,368
Convertible debt securities	–	202,400	–	202,400
Short-term securities	–	32,175,000	–	32,175,000
Total Investments	$324,276,629	$32,377,400	$208,691	$356,862,720

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2011:

Investment Securities:
Beginning balance	$–
Net realized loss	(3,205)
Change in unrealized appreciation (depreciation)	(6,862,917)
Proceeds from sales	(501,523)
Transfers into Level 3 from Level 1	7,576,336
Ending balance	$208,691

Change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at December 31, 2011 and included in the change in net assets for the year	$(6,862,917)

Transfers into Level 3 represent the beginning value of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.  The cost of purchases and the proceeds from sales may include securities received or delivered through corporate actions or exchanges.  Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

16

DAVIS VALUE PORTFOLIO	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements related to these tax positions. The Fund’s federal and state (Arizona and Maryland) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The Act provides several benefits, including the unlimited carryforward of future capital losses. During the year ended December 31, 2011, the Fund utilized $9,111,000 in capital loss carryforwards and thus did not have unused capital loss carryforwards available for federal income tax purposes at the end of the year.

17

DAVIS VALUE PORTFOLIO	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, passive foreign investment company shares, and foreign currency transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended December 31, 2011, amounts have been reclassified to reflect an increase in undistributed net investment income of $111,696 and a corresponding decrease in accumulated net realized gains from investments and foreign currency transactions. The Fund’s net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	2011	2010
Ordinary income	$3,162,493	6,868,898
Long-term capital gain	27,598,703	–
Total	$30,761,196	6,868,898

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	208,851
Undistributed long-term capital gain	12,140,947
Net unrealized appreciation on investments	97,751,210
Total	$110,101,008

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

18

DAVIS VALUE PORTFOLIO	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2011 were $49,008,020 and $163,758,436, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser at an annual rate of 0.55% of the Fund’s average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for accounting services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended December 31, 2011 amounted to $6,498. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $4 during the year ended December 31, 2011.

NOTE 5 - CAPITAL STOCK

At December 31, 2011, there were 500 million shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

	Year ended		Year ended
	December 31, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	1,910,661	$22,596,570	5,615,497	$58,765,835
Shares issued in reinvestment of distributions	2,936,883	30,761,196	573,843	6,868,898
	4,847,544	53,357,766	6,189,340	65,634,733
Shares redeemed	(10,782,869)	(128,751,858)	(14,994,784)	(170,150,812)
Net decrease	(5,935,325)	$(75,394,092)	(8,805,444)	$(104,516,079)

NOTE 6 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.  The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. The Fund had no borrowings during the year ended December 31, 2011.

19

DAVIS VALUE PORTFOLIO	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value.  The aggregate value of restricted securities amounted to $1,276,669 or 0.36% of the Fund’s net assets as of December 31, 2011.

Information regarding restricted securities is as follows:

Security	Acquisition Date	Principal	Shares/ Units	Cost per Share/Unit	Valuation per Share/Unit as of December 31, 2011

Fairfax Financial Holdings Ltd., 144A	02/23/10	NA	2,490	$355.00	$428.97

Sino-Forest Corp., Conv. Sr. Notes, 5.00%, 08/01/13	07/17/08	$736,000	7,360	$100.00	$27.50

Sino-Forest Corp., Restricted	12/11/09	NA	8,900	$15.85	$0.69

20

DAVIS VALUE PORTFOLIO	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.97	$10.75	$8.26	$14.48	$14.58

Income (Loss) from Investment Operations:
Net Investment Income	0.13	0.11	0.08	0.13	0.17
Net Realized and Unrealized Gains (Losses)	(0.63)	1.26	2.49	(6.00)	0.51
Total from Investment Operations	(0.50)	1.37	2.57	(5.87)	0.68

Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.15)	(0.08)	(0.12)	(0.17)
Distributions from Realized Gains	(0.90)	–	–	(0.23)	(0.61)
Total Dividends and Distributions	(1.00)	(0.15)	(0.08)	(0.35)	(0.78)
Net Asset Value, End of Period	$10.47	$11.97	$10.75	$8.26	$14.48

Total Returna	(4.18)%	12.76%	31.16%	(40.32)%	4.64%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$351,369	$472,734	$519,404	$333,152	$658,699
Ratio of Expenses to Average Net Assets:
Gross	0.63%	0.63%	0.71%	0.82%	0.81%
Netb	0.63%	0.63%	0.71%	0.82%	0.81%
Ratio of Net Investment Income to Average Net Assets	1.15%	1.03%	0.97%	0.98%	1.11%
Portfolio Turnover Ratec	13%	21%	20%	17%	9%

a

Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company’s separate account.  Inclusion of these charges would reduce the total returns shown.

b	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
c

The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

21

DAVIS VALUE PORTFOLIO	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis Variable Account Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis Value Portfolio (a separate series of Davis Variable Account Fund, Inc.), including the schedule of investments as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Value Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 9, 2012

22

DAVIS VALUE PORTFOLIO	Fund Information

Federal Income Tax Information (Unaudited)

During the calendar year ended December 31, 2011, the Fund declared and paid long-term capital gain distributions in the amount of $27,598,703.

During the calendar year ended December 31, 2011, $3,162,493 or 100% of dividends paid by the Fund constituted income qualifying for the corporate dividends-received deduction.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-279-0279, on the Fund’s website at www.davisfunds.com, or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

DAVIS VALUE PORTFOLIO	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of CenterPoint Properties Trust (REIT); Co-chairman and Chief Executive Officer for 22 years (until 2006).	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority of Chicago.

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corporation (insurance company).	13	Director, Washington Post Co. (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

G. Bernard Hamilton (03/18/37)	Director (Retired 12/31/11)	Director since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13	none

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering).	13	Director, Trow Global Holdings Inc. (engineering & consulting).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm); former Chairman, NorthRoad Capital Management, LLC (investment management firm).	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; former Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010; former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (REIT).	13
Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

24

DAVIS VALUE PORTFOLIO	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (publishing company).

*   Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

25

DAVIS VALUE PORTFOLIO

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis Value Portfolio, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report.  The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling 1-800-279-0279 and on the Fund’s website at www.davisfunds.com.  Quarterly Fact sheets are available on the Fund’s website at www.davisfunds.com.

26

DAVIS FINANCIAL PORTFOLIO	Table of Contents

Management’s Discussion of Fund Performance	2

Fund Overview	4

Expense Example	5

Schedule of Investments	6

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Notes to Financial Statements	11

Financial Highlights	16

Report of Independent Registered Public Accounting Firm	17

Fund Information	18

Directors and Officers	19

This Annual Report is authorized for use by existing shareholders.  Prospective shareholders must receive a current Davis Financial Portfolio prospectus, which contains more information about investment strategies, risks, charges, and expenses.  Please read the prospectus carefully before investing or sending money.

Shares of the Davis Financial Portfolio are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS FINANCIAL PORTFOLIO	Management’s Discussion of Fund Performance

Performance Overview

Davis Financial Portfolio delivered a negative return on net asset value of 7.96% for the year ended December 31, 2011.  Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 2.11%. The Portfolio’s financial sector holdings out-performed the corresponding sector1 within the Index, but under-performed the Index as a whole. The Portfolio had a limited amount of assets invested in other sectors. Of the non-financial holdings, material and energy companies detracted2 from performance while industrial, consumer discretionary, and consumer staple companies contributed to performance.

Factors Impacting the Portfolio’s Performance

Insurance companies were the most important contributor to the Portfolio’s performance. The Portfolio’s insurance companies out-performed the corresponding industry group within the Index (up 2% versus down 8% for the Index). Transatlantic Holdings3 and Markel were important contributors to performance. China Life Insurance was among the most important detractors from performance. The Portfolio no longer owns China Life Insurance.

Banking companies were the most important detractor from the Portfolio’s performance. The Portfolio’s banking companies under-performed the corresponding industry group within the Index (down 31% versus down 11% for the Index). State Bank of India, ICICI Bank, and Wells Fargo were among the most important detractors from performance.

Diversified financial companies were also an important detractor from the Portfolio’s performance. The Portfolio’s diversified financial companies out-performed the corresponding industry group within the Index (down 5% versus down 27% for the Index). Oaktree, Visa, Cielo, Moody’s, and American Express were among the most important contributors to performance. Goldman Sachs, Bank of New York Mellon, Brookfield Asset Management, and Julius Baer Group were among the most important detractors from performance. The Portfolio no longer owns Moody’s.

Another important contributor to the Portfolio’s performance was Iron Mountain. Other important detractors from the Portfolio’s performance included Canadian Natural Resources and Sino-Forest. The Ontario Securities Commission issued a release on August 26, 2011 halting trading of Sino-Forest on the Toronto Stock Exchange, causing the security to be fair valued by the Portfolio. Davis Advisors’ portfolio managers continue to monitor and evaluate the situation. As of the date of this report, trading is still halted and the Portfolio continues to fair value this position. The Portfolio no longer owns Iron Mountain.

The Portfolio had approximately 19% of its net assets invested in foreign companies at December 31, 2011. As a whole, those companies under-performed the domestic companies held by the Portfolio.

Davis Financial Portfolio’s investment objective is long-term growth of capital.  There can be no assurance that the Portfolio will achieve its objective.  Davis Financial Portfolio’s principal risks are: stock market risk, manager risk, common stock risk, concentrated portfolio risk, financial services risk, focused portfolio risk, foreign country risk, under $10 billion market capitalization risk, interest rate sensitivity risk, credit risk, fees and expenses risk, and headline risk.  See the prospectus for a full description of each risk.

Davis Financial Portfolio concentrates its investments in the financial sector, and it may be subject to greater risks than a portfolio that does not concentrate its investments in a particular sector.  The Portfolio’s investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a portfolio that does not concentrate its portfolio.

1     The companies included in the Standard & Poor’s 500® Index are divided into ten sectors.  One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Portfolio’s performance is a product both of its appreciation or depreciation and its weighting within the Portfolio.  For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies.  The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.  The Schedule of Investments lists the Portfolio’s holdings of each company discussed.

2

DAVIS FINANCIAL PORTFOLIO	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis Financial Portfolio versus the Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2001

Average Annual Total Return for periods ended December 31, 2011

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund’s Inception (07/01/99)	Gross Expense Ratio	Net Expense Ratio
Davis Financial Portfolio	(7.96)%	(6.16)%	1.26%	1.70%	0.69%	0.69%
Standard & Poor’s 500® Index	2.11%	(0.25)%	2.92%	1.08%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Davis Financial Portfolio contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Portfolio today.  The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.  Portfolio performance changes over time and current performance may be higher or lower than stated.  The operating expense ratio may vary in future years.  For more current information please call Davis Funds Investor Services at 1-800-279-0279.

Portfolio performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account.  If performance included the effect of these additional charges, the return would be lower.

Davis Financial Portfolio received a favorable class action settlement from a company that it no longer owns.  This settlement had a material impact on the investment performance of the Portfolio in 2009.  This was a one-time event that is unlikely to be repeated.

3

DAVIS FINANCIAL PORTFOLIO	Fund Overview
December 31, 2011

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/11 Net Assets)		(% of 12/31/11 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	72.21%	Diversified Financials	40.33%	5.25%
Common Stock (Foreign)	19.33%	Insurance	36.48%	3.58%
Short-Term Investments	7.92%	Banks	15.65%	2.73%
Other Assets & Liabilities	0.54%	Food & Staples Retailing	3.04%	2.41%
	100.00%	Energy	2.54%	12.30%
		Retailing	1.72%	3.73%
		Materials	0.24%	3.50%
		Information Technology	–	19.00%
		Health Care	–	11.85%
		Capital Goods	–	8.18%
		Other	–	27.47%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/11 Net Assets)

Transatlantic Holdings, Inc.	Reinsurance	11.67%
American Express Co.	Consumer Finance	9.71%
Wells Fargo & Co.	Commercial Banks	8.04%
Loews Corp.	Multi-line Insurance	6.03%
Markel Corp.	Property & Casualty Insurance	5.93%
Julius Baer Group Ltd.	Capital Markets	5.55%
Bank of New York Mellon Corp.	Capital Markets	5.14%
State Bank of India Ltd., GDR	Commercial Banks	4.75%
Progressive Corp.	Property & Casualty Insurance	4.44%
Brookfield Asset Management Inc., Class A	Capital Markets	3.98%

New Positions Added (01/01/11-12/31/11)
(Highlighted positions are those greater than 1.80% of the Fund’s 12/31/11 total net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/11 Net Assets
Alleghany Corp.	Property & Casualty Insurance	11/21/11	1.86%
Bed Bath & Beyond Inc.	Retailing	03/17/11	1.57%
CVS Caremark Corp.	Food & Staples Retailing	05/05/11	2.78%
Iron Mountain Inc.	Commercial & Professional Services	02/04/11	–
Sino-Forest Corp.	Materials	06/06/11	0.23%

Positions Closed (01/01/11-12/31/11)
(Gains and losses greater than $1,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain(Loss)
ACE Ltd.	Property & Casualty Insurance	10/04/11	$313,555
China Life Insurance Co., Ltd., ADR	Life & Health Insurance	08/11/11	1,369,665
D&B Corp.	Commercial & Professional Services	06/01/11	1,606,447
GAM Holding Ltd.	Capital Markets	08/10/11	721,779
Iron Mountain Inc.	Commercial & Professional Services	12/29/11	377,616
Moody's Corp.	Diversified Financial Services	03/17/11	770,662
SKBHC Holdings LLC	Commercial Banks	07/20/11	(213,085)

4

DAVIS FINANCIAL PORTFOLIO	Expense Example

Example

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund is for the six-month period ended December 31, 2011. Please note that the Expense Example is general and does not reflect charges imposed by your insurance company’s separate account or account specific costs, which may increase your total costs of investing in the Fund. If these charges or account specific costs were included in the Expense Example, the expenses would have been higher.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/11)	Ending Account Value (12/31/11)	Expenses Paid During Period* (07/01/11-12/31/11)

Actual	$1,000.00	$906.41	$3.41
Hypothetical	$1,000.00	$1,021.63	$3.62

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund’s annualized operating expense ratio (0.71%)**, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

5

DAVIS FINANCIAL PORTFOLIO	Schedule of Investments
December 31, 2011

	Shares/Units	Value (Note 1)
COMMON STOCK – (91.54%)
CONSUMER DISCRETIONARY – (1.57%)
Retailing – (1.57%)
Bed Bath & Beyond Inc. *	16,500	$956,588
	Total Consumer Discretionary	956,588
CONSUMER STAPLES – (2.78%)
Food & Staples Retailing – (2.78%)
CVS Caremark Corp.	41,500	1,692,370
	Total Consumer Staples	1,692,370
ENERGY – (2.32%)
Canadian Natural Resources Ltd. (Canada)	37,790	1,412,212
	Total Energy	1,412,212
FINANCIALS – (84.64%)
Banks – (14.33%)
Commercial Banks – (14.33%)
Banco Santander Brasil S.A., ADS (Brazil)	20,000	162,800
ICICI Bank Ltd., ADR (India)	15,750	416,272
State Bank of India Ltd., GDR (India)	45,148	2,889,472
U.S. Bancorp	13,150	355,708
Wells Fargo & Co.	177,500	4,891,900
		8,716,152
Diversified Financials – (36.92%)
Capital Markets – (19.51%)
Ameriprise Financial, Inc.	17,740	880,614
Bank of New York Mellon Corp.	157,020	3,126,268
Brookfield Asset Management Inc., Class A (Canada)	88,200	2,423,736
Charles Schwab Corp.	16,000	180,160
Goldman Sachs Group, Inc.	17,490	1,581,621
Julius Baer Group Ltd. (Switzerland)	86,380	3,378,687
T. Rowe Price Group Inc.	5,260	299,452
		11,870,538
Consumer Finance – (10.08%)
American Express Co.	125,180	5,904,741
First Marblehead Corp. *	194,994	228,143
		6,132,884
Diversified Financial Services – (7.33%)
Bank of America Corp.	14,486	80,542
Cielo S.A. (Brazil)	25,500	658,946
Oaktree Capital Group LLC, Class A (a)	28,700	1,291,500
RHJ International (Belgium)*	62,000	281,655
Visa Inc., Class A	21,100	2,142,283
		4,454,926
		22,458,348
Insurance – (33.39%)
Multi-line Insurance – (6.03%)
Loews Corp.	97,380	3,666,357
Property & Casualty Insurance – (12.23%)
Alleghany Corp. *	3,980	1,135,454
Markel Corp. *	8,695	3,605,556

6

DAVIS FINANCIAL PORTFOLIO	Schedule of Investments - (Continued)
December 31, 2011

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
Property & Casualty Insurance – (Continued)
Progressive Corp.	138,440	$2,700,964
		7,441,974
Reinsurance – (15.13%)
Everest Re Group, Ltd.	25,040	2,105,614
Transatlantic Holdings, Inc.	129,767	7,102,148
		9,207,762
		20,316,093
	Total Financials	51,490,593
MATERIALS – (0.23%)
Sino-Forest Corp. (Canada)*	198,000	136,620
	Total Materials	136,620
TOTAL COMMON STOCK – (Identified cost $49,936,129)		55,688,383
SHORT-TERM INVESTMENTS – (7.92%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.04%, 01/03/12, dated 12/30/11, repurchase value of $1,198,005 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-5.50%, 01/01/27-12/01/41, total market value $1,221,960)	$1,198,000	1,198,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.05%, 01/03/12, dated 12/30/11, repurchase value of $3,619,020 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.665%-7.00%, 06/30/13-08/01/41, total market value $3,691,380)	3,619,000	3,619,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $4,817,000)		4,817,000
Total Investments – (99.46%) – (Identified cost $54,753,129) – (b)		60,505,383
Other Assets Less Liabilities – (0.54%)		328,490
	Net Assets – (100.00%)	$60,833,873

ADR: American Depositary Receipt
ADS: American Depositary Share
GDR: Global Depositary Receipt

*	Non-Income producing security.
(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.
(b)	Aggregate cost for federal income tax purposes is $54,873,919. At December 31, 2011 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$13,615,927
	Unrealized depreciation	(7,984,463)
	Net unrealized appreciation	$5,631,464

See Notes to Financial Statements

7

DAVIS FINANCIAL PORTFOLIO	Statement of Assets and Liabilities
At December 31, 2011

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$60,505,383
Cash	2,671
Receivables:
Capital stock sold	729
Dividends and interest	12,416
Investment securities sold	407,754
Prepaid expenses	1,233
Total assets	60,930,186
LIABILITIES:
Payables:
Capital stock redeemed	44,445
Accrued audit fees	12,100
Accrued management fee	29,304
Other accrued expenses	10,464
Total liabilities	96,313
NET ASSETS	$60,833,873
SHARES OUTSTANDING	6,098,433
NET ASSET VALUE, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$9.98
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$6,098
Additional paid-in capital	56,645,710
Undistributed net investment income	528,054
Accumulated net realized losses from investments	(2,098,305)
Net unrealized appreciation on investments and foreign currency transactions	5,752,316
Net Assets	$60,833,873

*Including:
Cost of Investments	$54,753,129

See Notes to Financial Statements

8

DAVIS FINANCIAL PORTFOLIO	Statement of Operations
For the year ended December 31, 2011

INVESTMENT INCOME:
Income:
Dividends*		$1,208,820
Interest		2,025
Total income		1,210,845

Expenses:
Management fees (Note 3)	$396,882
Custodian fees	26,938
Transfer agent fees	8,472
Audit fees	18,000
Legal fees	2,054
Accounting fees (Note 3)	2,004
Reports to shareholders	14,347
Directors’ fees and expenses	20,327
Registration and filing fees	55
Miscellaneous	8,484
Total expenses		497,563
Expenses paid indirectly (Note 4)		(8)
Net expenses		497,555
Net investment income		713,290

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		10,110,063
Foreign currency transactions		(3,670)
Net realized gain		10,106,393
Net decrease in unrealized appreciation		(16,489,959)
Net realized and unrealized loss on investments and foreign currency transactions		(6,383,566)
Net decrease in net assets resulting from operations		$(5,670,276)

*Net of foreign taxes withheld as follows		$17,031

See Notes to Financial Statements

9

DAVIS FINANCIAL PORTFOLIO	Statements of Changes in Net Assets

	Year ended December 31,
	2011	2010

OPERATIONS:
Net investment income	$713,290	$803,918
Net realized gain from investments and foreign currency transactions	10,106,393	1,250,736
Net increase (decrease) in appreciation on investments and foreign currency transactions	(16,489,959)	6,094,685
Net increase (decrease) in net assets resulting from operations	(5,670,276)	8,149,339

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(872,599)	(650,801)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 5)	(15,025,823)	(12,933,188)
Total decrease in net assets	(21,568,698)	(5,434,650)

NET ASSETS:
Beginning of year	82,402,571	87,837,221
End of year*	$60,833,873	$82,402,571

*Including undistributed net investment income of	$528,054	$853,377

See Notes to Financial Statements

10

DAVIS FINANCIAL PORTFOLIO	Notes to Financial Statements
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis Variable Account Fund, Inc. (a Maryland corporation), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Only insurance companies, for the purpose of funding variable annuity or variable life insurance contracts, may purchase shares of the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. These procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities at a discount of a last traded price. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

11

DAVIS FINANCIAL PORTFOLIO	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer discretionary	$956,588	$–	$–	$956,588
Consumer staples	1,692,370	–	–	1,692,370
Energy	1,412,212	–	–	1,412,212
Financials	50,199,093	1,291,500	–	51,490,593
Materials	–	–	136,620	136,620
Short-term securities	–	4,817,000	–	4,817,000
Total Investments	$54,260,263	$6,108,500	$136,620	$60,505,383

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2011:

Investment Securities:
Beginning balance	$395,726
Net realized loss	(213,085)
Increase in unrealized depreciation	(938,101)
Cost of purchases	1,287,806
Proceeds from sales	(395,726)
Ending balance	$136,620

Increase in unrealized depreciation during the period on Level 3 securities still held at December 31, 2011 and included in the change in net assets for the year	$(1,151,186)

The cost of purchases and the proceeds from sales may include securities received or delivered through corporate actions or exchanges.  Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

12

DAVIS FINANCIAL PORTFOLIO	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements related to these tax positions. The Fund’s federal and state (Arizona and Maryland) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. At December 31, 2011, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Capital Loss Carryforwards
Pre-Enactment Expiring
12/31/2017	$1,978,000

Utilized in 2011	$9,695,000

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost.  Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

13

DAVIS FINANCIAL PORTFOLIO	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and partnership income. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended December 31, 2011, amounts have been reclassified to reflect a decrease in undistributed net investment income of $166,014 and a corresponding decrease in accumulated net realized losses from investments and foreign currency transactions. The Fund’s net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	2011	2010
Ordinary income	$872,599	$650,801

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	534,417
Accumulated net realized losses from investments and
foreign currency transactions	(1,977,516)
Net unrealized appreciation on investments	5,631,527
Total	$4,188,428

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

14

DAVIS FINANCIAL PORTFOLIO	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2011 were $7,855,968 and $26,807,408, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser at an annual rate of 0.55% of the Fund’s average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for accounting services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended December 31, 2011 amounted to $2,004. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

During the year ended December 31, 2011, Davis Financial Portfolio transferred securities valued at $395,726 to another registered investment company managed by the Adviser. Davis Financial Portfolio realized a loss of $213,085.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $8 during the year ended December 31, 2011.

NOTE 5 - CAPITAL STOCK

At December 31, 2011, there were 500 million shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

	Year ended		Year ended
	December 31, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	430,782	$4,640,929	1,402,090	$14,260,345
Shares issued in reinvestment of distributions	87,173	872,599	59,325	650,801
	517,955	5,513,528	1,461,415	14,911,146
Shares redeemed	(1,908,509)	(20,539,351)	(2,770,797)	(27,844,334)
Net decrease	(1,390,554)	$(15,025,823)	(1,309,382)	$(12,933,188)

NOTE 6 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.  The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. The Fund had no borrowings during the year ended December 31, 2011.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted security amounted to $1,291,500 or 2.12% of the Fund’s net assets as of December 31, 2011.

Information regarding restricted securities is as follows:

Security	Acquisition Date	Units	Cost per Unit	Valuation per Unit as of December 31, 2011

Oaktree Capital Group LLC, Class A	05/21/07	28,700	$36.21	$45.00

15

DAVIS FINANCIAL PORTFOLIO	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Year ended December 31,
	2011	2010	2009		2008	2007
Net Asset Value, Beginning of Period	$11.00	$9.98	$7.12		$14.27	$16.29

Income (Loss) from Investment Operations:
Net Investment Income	0.14	0.12	0.05		0.08	0.17
Net Realized and Unrealized Gains (Losses)	(1.01)	0.99	2.88		(6.76)	(1.12)
Total from Investment Operations	(0.87)	1.11	2.93		(6.68)	(0.95)

Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.09)	(0.07)		–	(0.17)
Distributions from Realized Gains	–	–	–		(0.47)	(0.90)
Total Dividends and Distributions	(0.15)	(0.09)	(0.07)		(0.47)	(1.07)
Net Asset Value, End of Period	$9.98	$11.00	$9.98		$7.12	$14.27

Total Returna	(7.96)%	11.10%	41.18	%b	(46.36)%	(6.05)%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$60,834	$82,403	$87,837		$57,321	$116,725
Ratio of Expenses to Average Net Assets:
Gross	0.69%	0.69%	0.78%		0.88%	0.85%
Netc	0.69%	0.69%	0.78%		0.88%	0.85%
Ratio of Net Investment Income to Average Net Assets	0.99%	0.99%	0.67%		0.73%	0.97%
Portfolio Turnover Rated	11%	2%	10%		16%	17%

a

Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company’s separate account.  Inclusion of these charges would reduce the total returns shown.

b

Davis Financial Portfolio received a favorable class action settlement from a company that it no longer owns. This settlement had an approximate impact of 0.4% on the investment performance of the Fund in 2009. This was a one-time event that is unlikely to be repeated.

c	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
d

The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

16

DAVIS FINANCIAL PORTFOLIO	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis Variable Account Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis Financial Portfolio (a separate series of Davis Variable Account Fund, Inc.), including the schedule of investments as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Financial Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 9, 2012

17

DAVIS FINANCIAL PORTFOLIO	Fund Information

Federal Income Tax Information (Unaudited)

During the calendar year ended December 31, 2011, $734,051 or 84% of dividends paid by the Fund constituted income qualifying for the corporate dividends-received deduction.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-279-0279, on the Fund’s website at www.davisfunds.com, or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18

DAVIS FINANCIAL PORTFOLIO	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of CenterPoint Properties Trust (REIT); Co-chairman and Chief Executive Officer for 22 years (until 2006).	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority of Chicago.

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corporation (insurance company).	13	Director, Washington Post Co. (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

G. Bernard Hamilton (03/18/37)	Director (Retired 12/31/11)	Director since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13	none

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering).	13	Director, Trow Global Holdings Inc. (engineering & consulting).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm); former Chairman, NorthRoad Capital Management, LLC (investment management firm).	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; former Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010; former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (REIT).	13
Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

19

DAVIS FINANCIAL PORTFOLIO	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (publishing company).

*   Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

20

DAVIS FINANCIAL PORTFOLIO

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis Financial Portfolio, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report.  The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling 1-800-279-0279 and on the Fund’s website at www.davisfunds.com.  Quarterly Fact sheets are available on the Fund’s website at www.davisfunds.com.

21

DAVIS REAL ESTATE PORTFOLIO	Table of Contents

Management’s Discussion of Fund Performance	2

Fund Overview	4

Expense Example	6

Schedule of Investments	7

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Notes to Financial Statements	13

Financial Highlights	17

Report of Independent Registered Public Accounting Firm	18

Fund Information	19

Directors and Officers	20

This Annual Report is authorized for use by existing shareholders.  Prospective shareholders must receive a current Davis Real Estate Portfolio prospectus, which contains more information about investment strategies, risks, charges, and expenses.  Please read the prospectus carefully before investing or sending money.

Shares of the Davis Real Estate Portfolio are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS REAL ESTATE PORTFOLIO	Management’s Discussion of Fund Performance

Performance Overview

Davis Real Estate Portfolio delivered a total return on net asset value of 8.89% for the year ended December 31, 2011. Over the same time period, the Wilshire U.S. Real Estate Securities Index (“Index”) returned 8.56%. Four of the eight sub-industries1 within the Index delivered positive returns. Residential REITs, retail REITs, and specialized REITs delivered the strongest performances while hotels, resorts & cruise lines, real estate operating companies, and industrial REITs delivered the weakest performances.

Factors Impacting the Portfolio’s Performance

Residential REITs were the most important contributor2 to both the Portfolio’s absolute performance and to its performance relative to the Index. The Portfolio’s residential REITs out-performed the corresponding sub-industry within the Index (up 25% versus up 15% for the Index). A lower relative average weighting (14% versus 18% for the Index) detracted from relative performance in this stronger performing sub-industry. American Campus3 and Essex Property were among the most important contributors to performance.

The Portfolio had more invested in office REITs than in any other sub-industry and they were an important contributor to absolute performance. The Portfolio’s office REITs out-performed the corresponding sub-industry within the Index (up 7% versus up 4% for the Index). The Portfolio’s relative performance was harmed by a higher relative average weighting (30% versus 17% for the Index) in this weaker performing sub-industry. Digital Realty, Coresite Realty, DuPont Fabros Technology, and Douglas Emmett were among the most important contributors to performance. Corporate Office Properties, Brandywine Realty, and Alexandria Real Estate were among the most important detractors from performance. The Portfolio no longer owns Douglas Emmett.

Industrial REITs made important contributions to both the Portfolio’s absolute and relative performance. The Portfolio’s industrial REITs substantially out-performed the corresponding sub-industry within the Index (up 7% versus down 7% for the Index). The Portfolio also had a higher relative average weighting (7% versus 5% for the Index).

Real estate operating companies were the most important detractor from both the Portfolio’s absolute and relative performance. The Portfolio’s real estate operating companies under-performed the corresponding sub-industry within the Index (down 29% versus down 16% for the Index). Relative performance was also harmed by a higher relative average weighting (5% versus 2% for the Index) in this poorly performing sub-industry. Forest City Enterprises was the most important detractor from performance.

Another important contributor to the Portfolio’s performance was Simon Property. Other important detractors from the Portfolio’s performance included LaSalle Hotel Properties and Crown Castle International. The Portfolio no longer owns LaSalle Hotel Properties or Crown Castle International.

Davis Real Estate Portfolio’s investment objective is total return through a combination of growth and income.  There can be no assurance that the Portfolio will achieve its objective.  Davis Real Estate Portfolio’s principal risks are: stock market risk, manager risk, common stock risk, concentrated portfolio risk, real estate portfolio risk, focused portfolio risk, under $10 billion market capitalization risk, foreign country risk, variable current income risk, headline risk, and fees and expenses risk.  See the prospectus for a full description of each risk.

Davis Real Estate Portfolio concentrates its investments in the real estate sector, and it may be subject to greater risks than a portfolio that does not concentrate its investments in a particular sector.  The Portfolio’s investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a portfolio that does not concentrate its portfolio.

Davis Real Estate Portfolio is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified portfolio that is not allowed to focus its investments in a few companies.  Should the portfolio manager determine that it is prudent to focus the Portfolio’s portfolio in a few companies, the Portfolio’s investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

1 The companies included in the Wilshire U.S. Real Estate Securities Index are divided into eight sub-industries.

2     A company’s or sector’s contribution to or detraction from the Portfolio’s performance is a product both of its appreciation or depreciation and its weighting within the Portfolio.  For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies.  The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.  The Schedule of Investments lists the Portfolio’s holdings of each company discussed.

2

DAVIS REAL ESTATE PORTFOLIO	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis Real Estate Portfolio versus the Standard & Poor’s 500® Index and the Wilshire U.S. Real Estate Securities Index over 10 years for an investment made on December 31, 2001

Average Annual Total Return for periods ended December 31, 2011
Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Fund’s Inception (07/01/99)	Gross Expense Ratio	Net Expense Ratio
Davis Real Estate Portfolio	8.89%	(5.08)%	8.51%	8.03%	0.81%	0.81%
Standard & Poor’s 500® Index	2.11%	(0.25)%	2.92%	1.08%
Wilshire U.S. Real Estate Securities Index	8.56%	(2.15)%	10.15%	10.39%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses.  Investments cannot be made directly in the Index.

The performance data for Davis Real Estate Portfolio contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Portfolio today.  The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.  Portfolio performance changes over time and current performance may be higher or lower than stated.  The operating expense ratio may vary in future years.  For more current information please call Davis Funds Investor Services at 1-800-279-0279.

Portfolio performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account.  If performance included the effect of these additional charges, the return would be lower.

3

DAVIS REAL ESTATE PORTFOLIO	Fund Overview
December 31, 2011

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/11 Net Assets)		(% of 12/31/11 Long-Term Portfolio)

				Wilshire U.S. Real Estate Securities Index
Common Stock	86.90%
Preferred Stock	6.20%		Fund
Convertible Bonds	3.16%	Office REITs	34.05%	16.15%
Short-Term Investments	3.54%	Specialized REITs	18.57%	27.26%
Other Assets & Liabilities	0.20%	Retail REITs	16.19%	24.14%
	100.00%	Residential REITs	15.30%	19.17%
		Industrial REITs	7.83%	4.90%
		Real Estate Operating Companies	5.47%	1.59%
		Diversified REITs	2.59%	6.35%
		Hotels, Resorts & Cruise Lines	–	0.44%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/11 Net Assets)

Alexandria Real Estate Equities, Inc.	Office REITs	5.58%
Simon Property Group, Inc.	Retail REITs	5.55%
Forest City Enterprises, Inc., Class A	Real Estate Operating Companies	4.89%
Digital Realty Trust, Inc.	Office REITs	4.71%
Ventas, Inc.	Specialized REITs	4.11%
Plum Creek Timber Co., Inc.	Specialized REITs	3.30%
Alexandria Real Estate Equities, Inc., 7.00%, Series D, Conv. Pfd.	Office REITs	3.25%
Public Storage	Specialized REITs	3.23%
EastGroup Properties, Inc.	Industrial REITs	3.13%
American Campus Communities, Inc.	Residential REITs	3.06%

4

DAVIS REAL ESTATE PORTFOLIO	Fund Overview – (Continued)
December 31, 2011

New Positions Added (01/01/11-12/31/11)
(Highlighted positions are those greater than 2.60% of the Fund’s 12/31/11 total net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/11 Net Assets
AvalonBay Communities, Inc.	Residential REITs	08/03/11	2.61%
BioMed Realty Trust, Inc.	Office REITs	04/07/11	2.40%
Brandywine Realty Trust	Office REITs	01/21/11	2.86%
CBL & Associates Properties, Inc.	Retail REITs	05/25/11	1.43%
CubeSmart	Specialized REITs	04/14/11	0.96%
DDR Corp.	Retail REITs	09/02/11	2.03%
Education Realty Trust, Inc.	Residential REITs	05/19/11	1.63%
Equity Residential	Residential REITs	03/23/11	2.55%
HCP, Inc.	Specialized REITs	08/03/11	2.09%
Host Hotels & Resorts Inc.	Specialized REITs	09/22/11	–
Kimco Realty Corp.	Retail REITs	11/02/11	2.04%
Macerich Co.	Retail REITs	08/31/11	2.77%
Plum Creek Timber Co., Inc.	Specialized REITs	02/01/11	3.30%
Post Properties, Inc.	Residential REITs	04/19/11	2.48%
Prologis, Inc.	Industrial REITs	09/23/11	0.52%
Public Storage	Specialized REITs	03/25/11	3.23%
Rayonier Inc.	Specialized REITs	09/02/11	2.22%
SL Green Realty Corp.	Office REITs	09/02/11	1.47%

Positions Closed (01/01/11-12/31/11)
(Gains and losses greater than $200,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Alexander & Baldwin, Inc.	Transportation	04/01/11	$100,562
American Tower Corp., Class A	Telecommunication Services	10/07/11	146,348
Brookdale Senior Living Inc.	Real Estate Operating Companies	08/03/11	90,712
CB Richard Ellis Group, Inc., Class A	Real Estate Services	08/09/11	17,535
Cogdell Spencer, Inc.	Specialized REITs	09/27/11	(653,516)
Crown Castle International Corp.	Telecommunication Services	03/21/11	(211)
Douglas Emmett, Inc.	Office REITs	07/20/11	391,036
Highwoods Properties, Inc.	Office REITs	01/28/11	26,654
Host Hotels & Resorts Inc.	Specialized REITs	10/14/11	32,654
LaSalle Hotel Properties	Specialized REITs	08/09/11	(28,226)
Regency Centers Corp.	Retail REITs	11/30/11	177,320
SBA Communications Corp., Class A	Telecommunication Services	03/16/11	111,172
SL Green Realty Corp., 7.625%, Series C, Pfd.	Office REITs	01/27/11	281,573
Taubman Centers, Inc.	Retail REITs	05/25/11	245,200
Toll Brothers, Inc.	Homebuilding	10/18/11	112,839
UDR, Inc.	Residential REITs	08/09/11	76,116

5

DAVIS REAL ESTATE PORTFOLIO	Expense Example

Example

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund is for the six-month period ended December 31, 2011. Please note that the Expense Example is general and does not reflect charges imposed by your insurance company’s separate account or account specific costs, which may increase your total costs of investing in the Fund. If these charges or account specific costs were included in the Expense Example, the expenses would have been higher.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/11)	Ending Account Value (12/31/11)	Expenses Paid During Period* (07/01/11-12/31/11)

Actual	$1,000.00	$988.72	$4.31
Hypothetical	$1,000.00	$1,020.87	$4.38

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund’s annualized operating expense ratio (0.86%)**, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

6

DAVIS REAL ESTATE PORTFOLIO	Schedule of Investments
December 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (86.90%)
FINANCIALS – (86.90%)
Real Estate – (86.90%)
Real Estate Investment Trusts (REITs) – (82.01%)
Diversified REITs – (2.49%)
Vornado Realty Trust	7,840	$602,583
Industrial REITs – (6.35%)
DCT Industrial Trust Inc.	128,000	655,360
EastGroup Properties, Inc.	17,440	758,291
Prologis, Inc.	4,400	125,796
		1,539,447
Office REITs – (25.78%)
Alexandria Real Estate Equities, Inc.	19,600	1,351,812
BioMed Realty Trust, Inc.	32,170	581,634
Boston Properties, Inc.	6,810	678,276
Brandywine Realty Trust	72,950	693,025
Coresite Realty Corp.	39,846	710,056
Corporate Office Properties Trust	15,850	336,971
Digital Realty Trust, Inc.	17,100	1,140,057
DuPont Fabros Technology Inc.	16,420	397,692
SL Green Realty Corp.	5,350	356,524
		6,246,047
Residential REITs – (14.73%)
American Campus Communities, Inc.	17,650	740,594
AvalonBay Communities, Inc.	4,840	632,104
Education Realty Trust, Inc.	38,600	394,878
Equity Residential	10,850	618,776
Essex Property Trust, Inc.	4,130	580,306
Post Properties, Inc.	13,740	600,713
		3,567,371
Retail REITs – (14.78%)
CBL & Associates Properties, Inc.	22,130	347,441
DDR Corp.	40,500	492,885
Federal Realty Investment Trust	2,540	230,505
Kimco Realty Corp.	30,380	493,371
Macerich Co.	13,260	670,956
Simon Property Group, Inc.	10,432	1,345,102
		3,580,260
Specialized REITs – (17.88%)
CubeSmart	21,790	231,846
Entertainment Properties Trust	10,900	476,439
HCP, Inc.	12,250	507,517
Plum Creek Timber Co., Inc.	21,870	799,567
Public Storage	5,820	782,557
Rayonier Inc.	12,030	536,899
Ventas, Inc.	18,060	995,648
		4,330,473
		19,866,181

7

DAVIS REAL ESTATE PORTFOLIO	Schedule of Investments – (Continued)
December 31, 2011

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Real Estate – (Continued)
Real Estate Management & Development – (4.89%)
Real Estate Operating Companies – (4.89%)
Forest City Enterprises, Inc., Class A *	100,250	$1,184,955
	Total Financials	21,051,136
TOTAL COMMON STOCK – (Identified cost $18,961,127)		21,051,136
PREFERRED STOCK – (6.20%)
FINANCIALS – (6.20%)
Real Estate – (6.20%)
Real Estate Investment Trusts (REITs) – (6.20%)
Industrial REITs – (1.18%)
Prologis, Inc., 6.75%, Series M	11,900	287,087
Office REITs – (4.21%)
Alexandria Real Estate Equities, Inc., 7.00%, Series D, Conv. Pfd.	33,272	788,130
Digital Realty Trust, Inc., 5.50%, Series D, Cum. Conv. Pfd.	5,700	231,563
		1,019,693
Retail REITs – (0.81%)
CBL & Associates Properties, Inc., 7.375%, Series D	8,280	195,843
	Total Financials	1,502,623
TOTAL PREFERRED STOCK – (Identified cost $727,490)		1,502,623
CONVERTIBLE BONDS – (3.16%)
FINANCIALS – (3.16%)
Real Estate – (3.16%)
Real Estate Investment Trusts (REITs) – (2.79%)
Office REITs – (2.79%)
Digital Realty Trust, L.P., 144A Conv. Sr. Notes, 5.50%, 04/15/29 (a)	$344,000	570,825
SL Green Operating Partnership L.P., 144A Conv. Sr. Notes, 3.00%, 03/30/27 (a)	104,000	103,870
		674,695
Real Estate Management & Development – (0.37%)
Real Estate Operating Companies – (0.37%)
Forest City Enterprises, Inc., Conv. Sr. Notes, 5.00%, 10/15/16	80,000	90,100
	Total Financials	764,795
TOTAL CONVERTIBLE BONDS – (Identified cost $526,623)		764,795
SHORT-TERM INVESTMENTS – (3.54%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.04%, 01/03/12, dated 12/30/11, repurchase value of $213,001 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-5.50%, 01/01/27-12/01/41, total market value $217,260)	213,000	213,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.05%, 01/03/12, dated 12/30/11, repurchase value of $645,004 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.665%-7.00%, 06/30/13-08/01/41, total market value $657,900)	645,000	645,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $858,000)		858,000

8

DAVIS REAL ESTATE PORTFOLIO	Schedule of Investments – (Continued)
December 31, 2011

	Total Investments – (99.80%) – (Identified cost $21,073,240) – (b)	$24,176,554
	Other Assets Less Liabilities – (0.20%)	48,984
	Net Assets – (100.00%)	$24,225,538

*	Non-Income producing security.
(a)
These securities are subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations.  These securities amounted to $674,695 or 2.79% of the Fund's net assets as of December 31, 2011.

(b)	Aggregate cost for federal income tax purposes is $22,263,680. At December 31, 2011 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$3,076,151
	Unrealized depreciation	(1,163,277)
	Net unrealized appreciation	$1,912,874

See Notes to Financial Statements

9

DAVIS REAL ESTATE PORTFOLIO	Statement of Assets and Liabilities
At December 31, 2011

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$24,176,554
Cash	2,175
Receivables:
Dividends and interest	125,582
Prepaid expenses	501
Total assets	24,304,812
LIABILITIES:
Payables:
Capital stock redeemed	45,089
Accrued audit fees	12,100
Accrued management fee	13,272
Other accrued expenses	8,813
Total liabilities	79,274
NET ASSETS	$24,225,538
SHARES OUTSTANDING	2,594,770
NET ASSET VALUE, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$9.34
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$2,595
Additional paid-in capital	32,950,047
Undistributed net investment income	43,692
Accumulated net realized losses from investments	(11,873,723)
Net unrealized appreciation on investments and foreign currency transactions	3,102,927
Net Assets	$24,225,538

*Including:
Cost of Investments	$21,073,240

See Notes to Financial Statements

10

DAVIS REAL ESTATE PORTFOLIO	Statement of Operations
For the year ended December 31, 2011

INVESTMENT INCOME:
Income:
Dividends		$552,183
Interest		28,138
Total income		580,321

Expenses:
Management fees (Note 3)	$138,020
Custodian fees	18,111
Transfer agent fees	5,718
Audit fees	18,000
Legal fees	675
Accounting fees (Note 3)	2,004
Reports to shareholders	4,632
Directors’ fees and expenses	9,128
Registration and filing fees	18
Miscellaneous	6,855
Total expenses		203,161
Expenses paid indirectly (Note 4)		(13)
Net expenses		203,148
Net investment income		377,173

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from investment transactions		3,630,195
Net decrease in unrealized appreciation		(1,898,899)
Net realized and unrealized gain on investments and foreign currency transactions		1,731,296
Net increase in net assets resulting from operations		$2,108,469

See Notes to Financial Statements

11

DAVIS REAL ESTATE PORTFOLIO	Statements of Changes in Net Assets

	Year ended December 31,
	2011	2010

OPERATIONS:
Net investment income	$377,173	$390,900
Net realized gain from investments	3,630,195	167,089
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	(1,898,899)	3,843,814
Net increase in net assets resulting from operations	2,108,469	4,401,803

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(332,205)	(470,072)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 5)	(2,820,012)	(2,228,798)
Total increase (decrease) in net assets	(1,043,748)	1,702,933

NET ASSETS:
Beginning of year	25,269,286	23,566,353
End of year*	$24,225,538	$25,269,286

*Including undistributed (overdistributed) net investment income of	$43,692	$(1,276)

See Notes to Financial Statements

12

DAVIS REAL ESTATE PORTFOLIO	Notes to Financial Statements
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis Variable Account Fund, Inc. (a Maryland corporation), which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. Only insurance companies, for the purpose of funding variable annuity or variable life insurance contracts, may purchase shares of the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Financials	$22,322,196	$231,563	$–	$22,553,759
Convertible debt securities	–	764,795	–	764,795
Short-term securities	–	858,000	–	858,000
Total Investments	$22,322,196	$1,854,358	$–	$24,176,554

13

DAVIS REAL ESTATE PORTFOLIO	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements related to these tax positions. The Fund’s federal and state (Arizona and Maryland) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. At December 31, 2011, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Capital Loss Carryforwards
Pre-Enactment Expiring
12/31/2017	$10,683,000

Utilized in 2011	$3,426,000

14

DAVIS REAL ESTATE PORTFOLIO	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost.  Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss.  Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

The tax character of distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	2011	2010
Ordinary income	$332,205	$470,072

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	45,786
Accumulated net realized losses from investments	(10,683,286)
Net unrealized appreciation on investments	1,912,487
Total	$(8,725,013)

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2011 were $17,470,471 and $19,780,857, respectively.

15

DAVIS REAL ESTATE PORTFOLIO	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser at an annual rate of 0.55% of the Fund’s average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for accounting services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended December 31, 2011 amounted to $2,004. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $13 during the year ended December 31, 2011.

NOTE 5 - CAPITAL STOCK

At December 31, 2011, there were 500 million shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

	Year ended		Year ended
	December 31, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	202,983	$1,859,395	352,772	$2,867,737
Shares issued in reinvestment of distributions	36,208	332,205	58,913	470,072
	239,191	2,191,600	411,685	3,337,809
Shares redeemed	(552,730)	(5,011,612)	(690,084)	(5,566,607)
Net decrease	(313,539)	$(2,820,012)	(278,399)	$(2,228,798)

NOTE 6 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.  The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. The Fund had no borrowings during the year ended December 31, 2011.

16

DAVIS REAL ESTATE PORTFOLIO	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$8.69	$7.40	$5.80	$11.45	$20.43

Income (Loss) from Investment Operations:
Net Investment Income	0.14	0.13	0.16	0.19	0.42
Net Realized and Unrealized Gains (Losses)	0.63	1.31	1.60	(5.50)	(3.40)
Total from Investment Operations	0.77	1.44	1.76	(5.31)	(2.98)

Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.15)	(0.16)	(0.22)	(0.64)
Distributions from Realized Gains	–	–	–	(0.11)	(5.36)
Return of Capital	–	–	–	(0.01)	–
Total Dividends and Distributions	(0.12)	(0.15)	(0.16)	(0.34)	(6.00)
Net Asset Value, End of Period	$9.34	$8.69	$7.40	$5.80	$11.45

Total Returna	8.89%	19.70%	31.73%	(46.91)%	(15.48)%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$24,226	$25,269	$23,566	$19,331	$49,548
Ratio of Expenses to Average Net Assets:
Gross	0.81%	0.81%	0.98%	0.98%	0.88%
Netb	0.81%	0.81%	0.98%	0.98%	0.87%
Ratio of Net Investment Income to Average Net Assets	1.50%	1.58%	2.81%	1.84%	1.92%
Portfolio Turnover Ratec	75%	43%	70%	41%	49%

a

Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company’s separate account.  Inclusion of these charges would reduce the total returns shown.

b	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
c

The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

17

DAVIS REAL ESTATE PORTFOLIO	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis Variable Account Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis Real Estate Portfolio (a separate series of Davis Variable Account Fund, Inc.), including the schedule of investments as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Real Estate Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 9, 2012

18

DAVIS REAL ESTATE PORTFOLIO	Fund Information

Federal Income Tax Information (Unaudited)

During the calendar year ended December 31, 2011, $6,008 or 2% of dividends paid by the Fund constituted income qualifying for the corporate dividends-received deduction.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-279-0279, on the Fund’s website at www.davisfunds.com, or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19

DAVIS REAL ESTATE PORTFOLIO	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of CenterPoint Properties Trust (REIT); Co-chairman and Chief Executive Officer for 22 years (until 2006).	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority of Chicago.

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corporation (insurance company).	13	Director, Washington Post Co. (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

G. Bernard Hamilton (03/18/37)	Director (Retired 12/31/11)	Director since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13	none

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering).	13	Director, Trow Global Holdings Inc. (engineering & consulting).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm); former Chairman, NorthRoad Capital Management, LLC (investment management firm).	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; former Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010; former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (REIT).	13
Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

20

DAVIS REAL ESTATE PORTFOLIO	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (publishing company).

*   Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

21

DAVIS REAL ESTATE PORTFOLIO

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis Real Estate Portfolio, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report.  The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling 1-800-279-0279 and on the Fund’s website at www.davisfunds.com.  Quarterly Fact sheets are available on the Fund’s website at www.davisfunds.com.

22

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2011 and December 31, 2010 were $56,400 and $56,400, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends December 31, 2011 and December 31, 2010 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advise and tax planning for the fiscal year ends December 31, 2011 and December 31, 2010 were $18,975 and $18,426, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2011 and December 31, 2010 were $0 and $0, respectively.

  (e)(1)  Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of
Rule 2-01 of Regulation S-X.

  (f)   Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2011 and December 31, 2010.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS VARIABLE ACCOUNT FUND, INC.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  February 16, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  February 16, 2012

By           /s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date:  February 16, 2012